  As filed with the Securities and Exchange Commission on March 4, 1996
                                                      Registration No. 33-38461
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  -----------
                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                          PRE-EFFECTIVE AMENDMENT NO.                       [_]

                      POST-EFFECTIVE AMENDMENT NO. 9                        [X]
                                    AND/OR
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 11                               [X]
                       (Check appropriate box or boxes)

                                  -----------

                         NICHOLAS-APPLEGATE FUND, INC.
            (Formerly Nicholas-Applegate Growth Equity Fund, Inc.)
              (Exact name of registrant as specified in charter)

                              ONE SEAPORT PLAZA,
                           NEW YORK, NEW YORK 10292
              (Address of Principal Executive Offices) (Zip Code)
      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 214-1250
                              S. JANE ROSE, ESQ.
                               ONE SEAPORT PLAZA
                           NEW YORK, NEW YORK 10292
              (NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS)
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                  AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.
             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                           (CHECK APPROPRIATE BOX):

                       [X] immediately upon filing pursuant to paragraph (b)
                       [_] on (date) pursuant to paragraph (b)
                       [_] 60 days after filing pursuant to paragraph (a)
                       [_] on (date) pursuant to paragraph (a) of Rule 485.
                       [_] 75 days after filing pursuant to paragraph (a)(ii).
                       [_] on (date) pursuant to paragraph (a)(ii) of Rule 485. IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                       [_] this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment.

  PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS PREVIOUSLY REGISTERED AN INDEFINITE NUMBER OF SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE. THE REGISTRANT FILED A NOTICE UNDER SUCH RULE FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995 ON FEBRUARY 28, 1996.

                     CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                     PROPOSED          PROPOSED
                                    AMOUNT            MAXIMUM           MAXIMUM
     TITLE OF SECURITIES             BEING        OFFERING PRICE       AGGREGATE         AMOUNT OF
       BEING REGISTERED           REGISTERED        PER SHARE*      OFFERING PRICE*  REGISTRATION FEE
-----------------------------------------------------------------------------------------------------
Shares of Common Stock par
 value $0.001, per share.....     Indefinite*           N/A               N/A               N/A
-----------------------------------------------------------------------------------------------------
Shares of Common Stock par
 value $0.001, per share.....      1,188,044          $16.61          $289,993.99          $100

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 * The calculation of the maximum aggregate offering price was made pursuant to Rule 24e-2 and was based upon an offering price of $16.61 per share, equal to the net asset value per share as of the close of business on February 27, 1996 pursuant to Rule 457(u). The total number of shares redeemed during the fiscal year ended December 31, 1995 amounted to 37,746,278 shares. Of this number, no shares have been used for reduction pursuant to paragraph (a) of Rule 24e-2 in all previous filings of post-effective amendments during the current year and 36,575,693 shares have been used for reduction pursuant to paragraph (c) of Rule 24f-2 in all previous filings during the current year. 1,170,585 ($15,012,003) of the redeemed shares for the fiscal year ended December 31, 1995 are being used for the reductions in the post-effective amendment being filed herein.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

 N-1A ITEM NO.                                    LOCATION
 -------------                                    --------
 PART A
 Item  1. Cover Page...........................   Cover Page
 Item  2. Synopsis.............................   Fund Expenses; Fund Highlights
 Item  3. Condensed Financial Information......   Fund Expenses; Financial
                                                  Highlights; How the Fund
                                                  Calculates Performance
 Item  4. General Description of Registrant....   Cover Page; Fund Highlights;
                                                  General Information
 Item  5. Management of Fund...................   Financial Highlights; How the
                                                  Fund is Managed; General
                                                  Information
 Item  6. Capital Stock and Other Securities...   Taxes, Dividends and
                                                  Distributions; General
                                                  Information
 Item  7. Purchase of Securities Being Offered.   Shareholder Guide: How the
                                                  Fund Values its Shares
 Item  8. Redemption or Repurchase.............   Shareholder Guide: How the
                                                  Fund Values its Shares;
                                                  General Information
 Item  9. Pending Legal Proceedings............   Not Applicable

 PART B
 Item 10. Cover Page...........................   Cover Page
 Item 11. Table of Contents....................   Table of Contents
 Item 12. General Information and History......   General Information
 Item 13. Investment Objectives and Policies...   Investment Objective and
                                                  Policies; Investment
                                                  Restrictions
 Item 14. Management of the Fund...............   Directors and Officers;
                                                  Manager; Distributor
 Item 15. Control Persons and Principal Holders
          of Securities........................   Principal Holders of
                                                  Securities
 Item 16. Investment Advisory and Other
          Services.............................   Manager; Distributor;
                                                  Custodian, Transfer and
                                                  Dividend Disbursing Agent and
                                                  Independent Accountants
 Item 17. Brokerage Allocation and Other
          Practices............................   Portfolio Transactions and
                                                  Brokerage
 Item 18. Capital Stock and Other Securities...   Not Applicable
 Item 19. Purchase, Redemption and Pricing of
          Securities Being Offered.............   Purchase and Redemption of
                                                  Fund Shares; Shareholder
                                                  Investment Account; Net Asset
                                                  Value
 Item 20. Tax Status...........................   Dividends, Distributions and
                                                  Taxes
 Item 21. Underwriters.........................   Distributor
 Item 22. Calculation of Performance Data......   Performance Information
 Item 23. Financial Statements.................   Financial Statements

 PART C
    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

Nicholas-Applegate Growth Equity Fund

-------------------------------------------------------------------------------

Prospectus dated March 4, 1996

-------------------------------------------------------------------------------

Nicholas-Applegate Growth Equity Fund (the Fund) is a series of Nicholas-Applegate Fund, Inc. (the Company), an open-end, diversified management investment company whose objective is capital appreciation. The Fund intends to invest principally in a diversified portfolio of common stocks and securities convertible into or exercisable for common stocks, the earnings and securities prices of which its Investment Adviser expects to grow at a rate above the rate of the Standard & Poor's 500 Stock Price Index (S&P 500). The Fund intends to invest primarily in companies having middle market capitalizations and above. Companies which have market capitalizations of $500 million to approximately $5 billion are generally referred to as "middle market capitalization" companies. No assurance can be given that the Fund's investment objective will be achieved. THE FUND MAY ENGAGE IN SHORT-SELLING AND SHORT-TERM TRADING. THESE TECHNIQUES MAY BE CONSIDERED SPECULATIVE AND MAY RESULT IN HIGHER RISKS AND COSTS TO THE FUND. See "How the Fund Invests-- Investment Objective" and "--Investment Policies and Practices."

The Fund's Manager is Prudential Mutual Fund Management, Inc. The Fund's Investment Adviser is Nicholas-Applegate Capital Management. See "How the Fund is Managed." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated March 4, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Company at the address or telephone number noted above.

-------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS


 The following summary is intended to highlight certain information contained in this prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.


 WHAT IS NICHOLAS-APPLEGATE GROWTH EQUITY FUND?

  Nicholas-Applegate Growth Equity Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sales in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

 WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

  The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and securities convertible into or exercisable for common stocks (such as convertible preferred stocks and convertible debentures) the earnings and securities prices of which the Investment Adviser expects to grow at a rate above that of the S&P 500. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 7.

 RISK FACTORS AND SPECIAL CHARACTERISTICS

  In seeking to achieve its investment objective, the Fund has generally invested in companies having middle market capitalizations, and above. Companies which have capitalizations of $500 million to approximately $5 billion are generally referred to as "middle market capitalization" companies. The Fund's net asset value may be subject to above average fluctuations, and its portfolio turnover may be substantially greater than that of many other funds. The Fund may also invest in securities of foreign issuers, engage in short sales and borrow from banks for certain purposes, all of which involve special risk considerations. See "How the Fund Invests--Investment Objective and Policies" at page 7.

 WHO MANAGES THE FUND?

  Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .95 of 1% of the Fund's average daily net assets. As of January 31, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. Nicholas-Applegate Capital Management (NACM or the Investment Adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed-- Manager" at page 11 and "How the Fund is Managed--Investment Adviser" at page 12.

 WHO DISTRIBUTES THE FUND'S SHARES?

  Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B and Class C shares and is paid an annual distribution and service fee which is currently being charged at the rate of .25 of 1% of the average daily net assets of the Class A shares and at the rate of 1% of the average daily net assets of each of the Class B and Class C shares. See "How the Fund is Managed--Distributor" at page 12.

WHAT IS THE MINIMUM INVESTMENT?

 The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 18 and "Shareholder Guide--Shareholder Services" at page 27.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Fund through Prudential Securities, Pruco-Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 15 and "Shareholder Guide--How to Buy Shares of the Fund" at page 18.

WHAT ARE MY PURCHASE ALTERNATIVES?

 The Fund offers three classes of shares:

  .Class A        Sold with an initial sales charge of up to 5% of the offering
  Shares:         price.

  .Class B        Sold without an initial sales charge but are subject to a
  Shares:         contingent deferred sales charge or CDSC (declining from 5%
                  to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are
                  subject to higher ongoing distribution-related expenses than
                  Class A shares, Class B shares will automatically convert to
                  Class A shares (which are subject to lower ongoing
                  distribution-related expenses) approximately seven years
                  after purchase.
  .Class C        Sold without an initial sales charge and, for one year after
  Shares:         purchase, are subject to a 1% CDSC on redemptions. Like Class
                  B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

 See "Shareholder Guide--Alternative Purchase Plan" at page 19.

HOW DO I SELL MY SHARES?

 You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 22.

DIVIDENDS AND DISTRIBUTIONS

 The Fund expects to pay dividends of net investment income annually, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 16.

                                 FUND EXPENSES


  SHAREHOLDER TRANSACTION   CLASS A SHARES            CLASS B SHARES                    CLASS C SHARES
  EXPENSES+                 -------------- ------------------------------------- ----------------------------
    Maximum Sales Load Im-
     posed on Purchases
     (as a percentage of
     offering price)......       5.00%                     None                              None
    Maximum Sales Load or
     Deferred Sales Load
     Imposed on Reinvested
     Dividends............       None                      None                              None
    Deferred Sales Load
     (as a percentage of
     original purchase
     price or redemption                   5% during the first year, decreasing
     proceeds, whichever                   by 1% annually to 1% in the fifth and    1% on redemptions made
     is lower)............       None      sixth years and 0% the seventh year*  within one year of purchase.
    Redemption Fees.......       None                      None                              None
    Exchange Fees.........       None                      None                              None
  ANNUAL FUND OPERATING     CLASS A SHARES            CLASS B SHARES                    CLASS C SHARES
  EXPENSES                  -------------- ------------------------------------- ----------------------------
  (as a percentage of av-
   erage net assets)
    Management Fees.......        .95%                      .95%                              .95%
    12b-1 Fees............        .25++                    1.00                              1.00
    Other Expenses........        .32                       .32                               .32

                                 ----      ------------------------------------- ----------------------------
    Total Fund Operating
     Expenses.............       1.52%                     2.27%                             2.27%

                                 ====      ===================================== ============================

  EXAMPLE                                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
  -------                                      ------ ------- ------- --------
  You would pay the following expenses on a
   $1,000 investment, assuming
   (1) 5% annual return and (2) redemption at
   the end of each time period:
    Class A...................................  $65    $ 96    $129     $222
    Class B...................................  $73    $101    $132     $215
    Class C...................................  $33    $ 71    $122     $261
  You would pay the following expenses on the
   same investment, assuming no redemption:
    Class A...................................  $65    $ 96    $129     $222
    Class B...................................  $23    $ 71    $122     $233
    Class C...................................  $23    $ 71    $122     $261

 The above example is based on restated data for the Fund's fiscal year ended December 31, 1995. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

 The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed". "Other Expenses" includes operating expenses of the Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.
 ----------
  * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide-- Conversion Feature--Class B Shares."
  + Pursuant to rules of the National Association of Securities Dealers,
    Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed-- Distributor."

 ++ Although the Class A Distribution and Service Plan provides that the
    Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to no more than .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1996. Total operating expenses without such limitation would be 1.57%. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)

The information presented in this section includes information for fiscal periods ended prior to the Fund's conversion from a closed-end investment company to an open-end investment company.

 The following financial highlights have been audited by Ernst & Young LLP with respect to the fiscal year ended December 31, 1995, and by Coopers & Lybrand LLP, with respect to the fiscal years of the Fund ended December 31, 1990, December 31, 1991, December 31, 1992 December 31, 1993 and December 31, 1994, each of whom is an independent accountant, and whose respective reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                    CLASS A(b)
                    ------------------------------------------------------------------------------------------------------------
                                                                                                                      APRIL 9,
                                                                                                                      1987(h)
                                                       YEAR ENDED DECEMBER 31                                           TO
                    ------------------------------------------------------------------------------------------      DECEMBER 31,
                      1995    1994      1993       1992       1991          1990        1989(c)       1988(c)         1987(c)
                    -------- -------   -------    -------   --------      --------      --------      -------      ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset  value,
 beginning of
 period............ $ 11.99  $ 13.56   $ 12.77    $ 11.73   $  10.19       $ 11.42      $   8.55      $  7.40       $  9.21(f)
                    -------- -------   -------    -------   --------      --------      --------      -------      -------
INCOME FROM
 INVESTMENT
 OPERATIONS:(d)
Net investment in-
 come (loss).......    (.011)   (.07)    (0.07)     (0.07)     (0.10)         0.02         (0.25)       (0.14)       (0.04)
Net realized and
 unrealized gain
 (loss) on invest-
 ment transactions.     3.82   (1.19)     2.63       1.11       5.50         (0.66)         3.39         1.21        (1.77)
                    -------- -------   -------    -------   --------      --------      --------      -------      -------
Total from invest-
 ment operations...     3.71   (1.26)     2.56       1.04       5.40         (0.64)         3.14         1.07        (1.81)
                    -------- -------   -------    -------   --------      --------      --------      -------      -------
LESS DIVIDENDS AND
DISTRIBUTIONS:
Dividends from net
 investment income.      --      --        --         --         --          (0.02)          --           --           --
Distributions from
 net realized gains
 from investment
 transactions......    (0.52)  (0.31)    (1.77)       --       (3.86)        (0.06)        (0.28)         --           --
                    -------- -------   -------    -------   --------      --------      --------      -------      -------
Total dividends and
 distributions.....    (0.52)  (0.31)    (1.77)       --       (3.86)        (0.08)        (0.28)         --           --
                    -------- -------   -------    -------   --------      --------      --------      -------      -------
Increase (decrease)
 resulting from Fund
 share transactions      --      --        --         --         --          (0.51)         0.01         0.08          --
                    -------- -------   -------    -------   --------      --------      --------      -------      -------
Net asset value, end
 of period......... $  15.18 $ 11.99   $ 13.56    $ 12.77   $  11.73      $  10.19      $  11.42      $  8.55      $  7.40
                    ======== =======   =======    =======   ========      ========      ========      =======      =======
TOTAL RETURN(g): ..    31.20%  (9.53)%   20.26%      8.87%     55.50%       (10.03)%       36.83%       15.54%      (20.43)%
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
 period (000)...... $124,340 $86,069   $97,596    $84,169   $ 63,028      $120,987      $108,415      $81,559      $74,121
Average net assets
 (000)............. $109,740 $93,620   $90,332    $74,005   $104,819      $116,094      $ 98,874      $79,103      $90,251
Ratios to average
 net assets:
 Expenses, including
  distribution fee.     1.44%   1.49%(j)  1.42%(j)   1.54%(j)   1.94%(i)(j)   1.63%(i)(j)   4.55%(i)(j)  4.60%(i)(j)  3.61%(a)(i)(j)
 Expenses, excluding
  distribution fee.     1.27%   1.32%(j)  1.30%(j)   1.44%(j)   1.90%(j)      1.63%(j)      4.55%(j)     4.60%(j)     3.61%(a)(j)
 Net investment in-
  come (loss)......    (0.83)% (0.59)%   (0.53)%    (0.63)%    (0.83)%        0.24%        (2.36)%      (1.64)%      (0.52)%(a)
Portfolio turnover
 rate(e)...........      106%    110%      112%       107%       115%          149%          120%         183%         299%
Asset coverage of
 borrowing.........      --      --        --         --         --            --            371%         372%         385%
Total debt
 outstanding (000
 omitted)..........      --      --        --         --         --            --       $ 40,000      $30,000      $26,000
Average commission
 rate paid per
 share............. $  .0592     N/A       N/A        N/A        N/A           N/A           N/A          N/A          N/A

   (a)  Annualized.
   (b) Prior to June 10, 1991, the Fund was organized as a closed-end investment company. On June 10, 1991, the Fund was re-organized as an open-end investment company and commenced offering of Class A shares.
   (c)  Not audited by Ernst & Young LLP or Coopers & Lybrand LLP.
   (d) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from a stock rights offering.
   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   (f)  Net of underwriting discount ($.70) and offering costs ($.09).
   (g) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total return for periods of less than one full year are not annualized.
   (h)  Commencement of investment operations of Class A shares.
   (i) Ratios of expenses, before loan interest, commitment fees and nonrecurruing expenses were 1.71% in 1991, 1.16% in 1990, 1.14% in 1989, 1.29% in 1988 and 1.25% in 1987 for Class A Shares, respectively.
   (j)  Current year amounts have been restated from prior periods

 ---------

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)

The information presented in this section includes information for fiscal periods ended prior to the Fund's conversion from a closed-end investment company to an open-end investment company.

 The following financial highlights have been audited by Ernst & Young LLP with respect to the fiscal year ended December 31, 1995, and by Coopers & Lybrand LLP, with respect to the fiscal years of the Fund ended December 31, 1990, December 31, 1991, December 31, 1992, December 31, 1993 and December 31, 1994, each of whom is an independent accountant, and whose respective reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                          CLASS B(b)
                                       --------------------------------------------------------------
                                                                                           JUNE 10,
                                                   YEAR ENDED                                1991
                                                  DECEMBER 31,                             THROUGH
                                       ---------------------------------------------     DECEMBER 31,
                                         1995       1994         1993         1992           1991
                                       --------   --------     --------     --------     ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of period.  $  11.56   $  13.18     $  12.56     $  11.65       $ 12.43
                                       --------   --------     --------     --------       -------
INCOME FROM INVESTMENT
 OPERATIONS(c):
Net investment income (loss).........      (.22)     (0.17)       (0.18)       (0.16)        (0.08)
Net realized and unrealized gain
 (loss) on investment transactions...      3.67      (1.14)        2.57         1.07          3.16
                                       --------   --------     --------     --------       -------
Total from investment operations.....      3.45      (1.31)        2.39         0.91          3.08
                                       --------   --------     --------     --------       -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income.       --         --           --           --            --
Distributions from net realized gains
 from investment transactions........     (0.52)     (0.31)       (1.77)         --          (3.86)
                                       --------   --------     --------     --------       -------
Total dividends and distributions....     (0.52)     (0.31)       (1.77)         --          (3.86)
                                       --------   --------     --------     --------       -------
Increase (decrease) resulting from
 Fund share transactions.............       --         --           --           --            --
                                       --------   --------     --------     --------       -------
Net asset value, end of period.......  $  14.49   $  11.56     $  13.18     $  12.56       $ 11.65
                                       ========   ========     ========     ========       =======
TOTAL RETURN(e): ....................     30.11%    (10.20)%      19.21%        7.81%        26.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......  $290,751   $257,059     $252,911     $123,306       $12,877
Average net assets (000).............  $265,597   $261,285     $179,456     $ 80,531       $ 1,922
Ratios to average net assets:
 Expenses, including distribution
  fee................................      2.27%      2.32%(h)     2.30%(h)     2.44%(h)      3.77%(a)(g)(h)
 Expenses, excluding distribution
  fee................................      1.27%      1.32%(h)     1.30%(h)     1.44%(h)      2.77%(a)(h)
 Net investment income (loss)........     (1.66)%    (1.39)%      (1.40)%      (1.56)%       (3.17)%(a)
Portfolio turnover rate(d)...........       106%       110%         112%         107%          115%
Average commission rate paid per
 share...............................  $  .0592        N/A          N/A          N/A           N/A
                                                CLASS C
                                       -----------------------------
                                                     AUGUST 1,
                                                      1994(f)
                                        YEAR ENDED    THROUGH
                                       DECEMBER 31, DECEMBER 31,
                                           1995         1994
                                       ------------ ----------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of period.     $11.56       $11.62
                                       ------------ ----------------
INCOME FROM INVESTMENT
 OPERATIONS(c):
Net investment income (loss).........      (0.22)       (0.05)
Net realized and unrealized gain
 (loss) on investment transactions...       3.67        (0.01)
                                       ------------ ----------------
Total from investment operations.....       3.45        (0.06)
                                       ------------ ----------------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income.        --           --
Distributions from net realized gains
 from investment transactions........      (0.52)         --
                                       ------------ ----------------
Total dividends and distributions....      (0.52)         --
                                       ------------ ----------------
Increase (decrease) resulting from
 Fund share transactions.............        --           --
                                       ------------ ----------------
Net asset value, end of period.......     $14.49       $11.56
                                       ============ ================
TOTAL RETURN(e): ....................      30.11%       (0.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......     $4,897       $1,100
Average net assets (000).............     $2,961       $  226
Ratios to average net assets:
 Expenses, including distribution
  fee................................       2.27%        6.23%(a)(h)
 Expenses, excluding distribution
  fee................................       1.27%        5.23%(a)(h)
 Net investment income (loss)........      (1.63)%      (3.36)%(a)
Portfolio turnover rate(d)...........        106%         110%
Average commission rate paid per
 share...............................        N/A          N/A

 ---------

   (a)  Annualized.
   (b) Prior to June 10, 1991, the Fund was organized as a closed-end investment company. On June 10, 1991, the Fund was re-organized as an open-end investment company and commenced offering of Class B shares.
   (c) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from a stock rights offering.
   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   (e) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total return for periods of less than one full year are not annualized.
   (f)  Commencement of offering of Class C shares.
   (g) Ratio of expenses, before loan interest, commitment fees and nonrecurring expenses was 3.76% for Class B shares.
   (h)  Current year amounts have been restated from prior period presentation.

                             HOW THE FUND INVESTS


INVESTMENT OBJECTIVE AND POLICIES

 THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING PRIMARILY IN COMMON STOCKS AND SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR COMMON STOCKS (SUCH AS CONVERTIBLE PREFERRED STOCKS AND CONVERTIBLE DEBENTURES), THE EARNINGS AND SECURITIES PRICES OF WHICH THE INVESTMENT ADVISER EXPECTS TO GROW AT A RATE ABOVE THAT OF THE S&P 500. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

 THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND THEREFORE MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

 Pursuant to the Investment Adviser's growth equity management approach, under normal market conditions the Fund intends to invest at least 90% of its total assets in a diversified portfolio of equity securities such as common stocks, preferred stocks and convertible preferred stocks, which the Investment Adviser believes have above-average earnings growth prospects based on a company-by-company analysis (rather than on broader analyses of specific industries or sectors of the economy).

 THE INVESTMENT ADVISER SEEKS TO IDENTIFY STOCKS OF COMPANIES WHICH IT EXPECTS TO ENTER INTO AN ACCELERATING EARNINGS PERIOD, TO ATTRACT INCREASING INSTITUTIONAL SPONSORSHIP OR TO DEMONSTRATE STRONG PRICE APPRECIATION RELATIVE TO THEIR INDUSTRIES AND TO BROAD MARKET AVERAGES. The companies in which the Fund invests do not necessarily have records of past high growth. Examples of possible investments include companies with cyclical earnings, companies with new and innovative products or services, companies facing a changed economic, competitive or regulatory environment, companies with a new or different management approach and initial public offerings of companies which the Investment Adviser believes offer above-average growth potential.

 THE FUND INTENDS TO INVEST PRIMARILY IN COMPANIES HAVING MIDDLE MARKET CAPITALIZATIONS AND ABOVE. Stock market capitalization is calculated by multiplying the total number of a company's issued and outstanding common shares by the per share market price of such shares. The Investment Adviser believes that the over $500 million capitalization sector will continue for the foreseeable future to offer a sufficient number of stocks having growth characteristics which meet the Fund's investment criteria, so that it is unlikely the Fund will need to consider investing in the under $500 million capitalization sector. The Fund would only consider investments in the under $500 million sector if sufficient attractive growth stocks were not available in the over $500 million sector and if ample opportunity were believed to exist in the under $500 million sector sufficient to satisfy the requirements of all accounts the Investment Adviser manages which are primarily invested in the under $500 million sector. Companies which have market capitalizations of $500 million to approximately $5 billion are generally referred to as "middle market capitalization" companies. The Investment Adviser anticipates that the Fund's investments will continue to be primarily in companies with smaller and medium market capitalizations compared to those of the S&P 500 as a whole.

 The Investment Adviser uses an extensive network of more than 75 brokerage firms throughout the United States to identify equity investment opportunities. The Investment Adviser's staff then applies its own computer-assisted fundamental analysis to such individual potential investments, building portfolios of equity securities which the Investment Adviser believes have above-average earnings growth prospects. Investments are closely monitored with a view to the sale of portfolio securities when the reasons for the initial purchases are no longer valid.

 THE FUND RETAINS CASH AND EQUIVALENTS IN AMOUNTS DEEMED ADEQUATE FOR CURRENT NEEDS, AND MAY MAKE SHORT-TERM INVESTMENTS DURING PERIODS WHEN, IN THE OPINION OF THE INVESTMENT ADVISER, ATTRACTIVE EQUITY INVESTMENTS ARE NOT AVAILABLE. See "Other Investments and Policies--Short-Term Investments".

 The Fund's net asset value may be subject to above-average fluctuations compared to the net asset values of other investment companies, because greater than average risk will be assumed in investing in companies for the purpose of seeking to achieve higher than average capital growth. The Fund's investment policies may result in portfolio turnover substantially greater than the turnover of many other investment companies. See "Other Investments and Policies--Portfolio Turnover".

OTHER INVESTMENTS AND POLICIES

 CONVERTIBLE SECURITIES AND WARRANTS

 The Fund may invest in securities which may be exchanged for, converted into or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the Fund during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). See "Investment Objective and Policies--Investment Policies and Practices-- Convertible Securities and Warrants" in the Statement of Additional Information.

 FOREIGN SECURITIES

 The Fund may invest up to 20% of its total assets in securities of foreign issuers and in American Depository Receipts, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Investments in foreign securities involve certain inherent risks, such as exchange rate fluctuations, political, social or economic instability of the country of issue, diplomatic developments which could affect the assets of the Fund held in foreign countries, and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States, foreign brokerage commissions and custody fees are generally higher than those in the United States, and foreign security settlements will in some instances be subject to delays and related administrative uncertainties. The Fund will probably have greater difficulty in obtaining or enforcing a court judgment abroad than it would have doing so within the United States. Less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

 SHORT-TERM INVESTMENTS

 The Fund may invest in short-term investments during periods when, in the opinion of the Investment Adviser, attractive equity investments are temporarily unavailable or other circumstances or market conditions warrant such investments. Under normal circumstances no more than 10% of the Fund's total assets will be retained in cash and equivalents. Such investments may include U.S. Treasury Bills or other U.S. Government or Government agency obligations; certificates of deposit of the 50 largest commercial banks in the United States, measured by total assets as shown by their most recent annual financial statements; commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or P-1 or P-2 by Moody's Investors Service or, if not rated, issued by companies having an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's; shares of money market mutual funds; or repurchase agreements with respect to such securities.

 REPURCHASE AGREEMENTS

 The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

 PUT AND CALL OPTIONS

 The Fund is authorized to purchase listed covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to the S&P 500, subject to the following restrictions: the aggregate premiums on call options purchased by the Fund may not exceed 5% of the market value of the total assets of the Fund as of the date the call options are purchased, and the aggregate premiums on the put options may not exceed 5% of the market value of the total assets of the Fund as of the date such options are purchased. A "put" gives a holder the right to require the writer of the put to purchase from the holder a security at a specified price, and a "call" gives a holder the right to require the writer of the call to sell a security to the holder at a specified price. See "Investment Objective and Policies--Investment Policies and Practices--Put and Call Options" in the Statement of Additional Information.

 SHORT SALES

 The Investment Adviser believes that its growth equity management approach, in addition to identifying equity securities the earnings and prices of which it expects to grow at a rate above that of the S&P 500, also identifies securities the prices of which can be expected to decline. Therefore, the Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire. Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund"s asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

 If the Fund makes a short sale "against the box", the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The Investment Adviser has had experience in using short sales for its separate accounts since 1985. See "Investment Objective and Policies--Investment Policies and Practices--Short Sales" in the Statement of Additional Information.

 In the view of the Securities and Exchange Commission (the "Commission"), a short sale by the Fund involves the creation of a "senior security" as such term is defined in the Investment Company Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or the Fund"s obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash or U.S. Government securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or U.S. Government securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and U.S.

Government securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. As a matter of policy, the Company's Board of Directors has determined that the Fund will not make short sales of securities or maintain a short position if to do so would create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value. See "Investment Restrictions" in the Statement of Additional Information.

 In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the Fund must derive less than 30% of its gross income from the sale of securities it has held for less than three months (the "three month gain rule"). The three month gain rule may limit the Fund's ability to sell a portfolio security short, or to terminate its short position, at a time when the Investment Adviser believes it would be advantageous to do so. The Fund would not enter into a short sale or purchase and deliver new securities to terminate its short position if such action would cause the Fund to violate the three month gain rule. A violation of such rule might result in the failure by the Fund to satisfy the requirements of Subchapter M of the Internal Revenue Code and in the taxation of Fund income at the Fund level.

 SECURITIES LENDING

 To increase its income, the Fund may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. The Company's Board of Directors has adopted an operating policy that limits the amount of such loans to not more than 10% of the value of the total assets of the Fund. See "Investment Restrictions" in the Statement of Additional Information. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Investment Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

 PORTFOLIO TURNOVER

 The Investment Adviser's growth equity management approach results in substantial portfolio turnover, as the Investment Adviser sells portfolio securities when it believes the reasons for their initial purchase are no longer valid. The Fund's portfolio turnover rates for the fiscal years ended December 31, 1995 and December 31, 1994 were 106% and 110%, respectively. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Fund anticipates that its annual portfolio turnover rate will not exceed 200%. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in the portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

 The Fund's ability to enter into certain short-term transactions will be limited by the requirement that certain gains on securities may not exceed 30% of its annual gross income for federal income tax purposes. However, portfolio turnover will not otherwise be a limiting factor in making investment decisions, and the Fund's investment policies may result in portfolio turnover substantially greater than that of other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be ordinary income for federal income tax purposes. See "'Dividends, Distributions and Taxes" in the Statement of Additional Information.

 BORROWING

 The Fund is permitted to borrow money from banks in amounts of up to 30% of its total assets (calculated when the loan is made) only for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Board of Directors reserves the right to change this policy in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders.

 The use of borrowing by the Fund is a speculative technique that creates an opportunity for greater total return but, at the same time, involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. See "Borrowing Policy" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

 The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.


                            HOW THE FUND IS MANAGED


 THE COMPANY HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, INVESTMENT ADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S INVESTMENT ADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

 For the year ended December 31, 1995, the Fund's total expenses as a percentage of average net assets for Class A, Class B and Class C shares were 1.52%, 2.27% and 2.27%, respectively. See "Financial Highlights".

MANAGER

 PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE EQUAL TO .95 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE FUND. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended December 31, 1995, the Fund paid management fees to PMF of .95% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

 As of January 31, 1996 PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $52 billion.

 UNDER THE MANAGEMENT AGREEMENT WITH THE COMPANY, PMF SUPERVISES THE INVESTMENT OPERATIONS OF THE COMPANY AND ADMINISTERS THE COMPANY'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

INVESTMENT ADVISER

 NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, 600 WEST BROADWAY, 29TH FLOOR, SAN DIEGO, CALIFORNIA 92101, HAS SERVED AS THE INVESTMENT ADVISER TO THE FUND SINCE ITS INCEPTION. THE INVESTMENT ADVISER MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND THE COMPOSITION OF THE FUND'S PORTFOLIO, INCLUDING THE PURCHASE, RETENTION AND DISPOSITION THEREOF. It is compensated for its services by PMF, not the Fund, at a rate of .75 of 1% of the average daily net assets of the Fund. PMF continues to have responsibility for all investment advisory services in accordance with the Management Agreement and supervises NACM's performance of such services. For the fiscal year ended December 31, 1995, PMF paid subadvisory fees to NACM of .75% of the Fund's average net assets.

 The Investment Adviser currently manages a total of approximately $29 billion of assets for a variety of clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors and individuals. The Investment Adviser was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. He and fourteen other partners manage a staff of approximately 300 employees.

 The Fund is managed under the general supervision of Arthur E. Nicholas, who has been the chief investment officer of the Investment Adviser since its organization. In addition, since December 1995, John D. Wylie, as Chief Investment Officer--Retail, is also responsible for general oversight of the Fund's portfolio. Jack C. Marshall, a partner of the Investment Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Marshall has managed the Fund's portfolio since 1989 and has been employed by Nicholas-Applegate Capital Management since March 1989.

DISTRIBUTOR

 PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (PRUDENTIAL).

 UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY THE PLANS) ADOPTED BY THE COMPANY UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A SEPARATE DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES ( THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

 Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

 UNDER THE CLASS A PLAN, THE FUND MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees under the Class A Plan to
 .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1996.

 UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."


 For the fiscal year ended December 31, 1995, the Fund paid distribution expenses of .25%, 1.00% and 1.00% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

 Distribution expenses attributable to the sale of shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

 Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" of the Company (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the "Rule 12b-1 Directors"), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any plan if it is terminated or not continued.

 In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

 The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

 In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

 For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

 The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein, and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

 Prudential Securities may act as a broker for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. Subject to obtaining the best price and execution, brokers' sales of the Fund's shares may be considered in selecting brokers, and brokers who provide supplemental research, market and statistical information and other research services and products to the Investment Adviser may receive orders for transactions by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

FEE WAIVERS AND SUBSIDY

  PMF may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and expense subsidize will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses".

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

 Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837, serves as the Fund's Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                        HOW THE FUND VALUES ITS SHARES


 THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NET ASSET VALUE TO BE AS OF 4:15 P.M., NEW YORK TIME.

 Portfolio securities are valued according to market quotations or, if such quotations are not readily available, at fair value as determined in good faith under procedures established by the Company's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

 The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV of the three classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE

 FROM TIME TO TIME THE COMPANY MAY ADVERTISE THE FUND'S "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) IN ADVERTISEMENTS AND SALES LITERATURE. TOTAL RETURN IS CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Fund offered though this Prospectus in any advertisement or information including performance data of the Fund. Further performance information is contained in the Fund's annual and semi-annual reports to Shareholders, which may be obtained without charge. See "Shareholder Counsel--Shareholder Services-- Reports to Shareholders."

                      TAXES, DIVIDENDS AND DISTRIBUTIONS


TAXATION OF THE FUND

 THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAX ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

 Any dividends out of net taxable investment income, together with any distributions of short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholders whether or not reinvested. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

 The Fund has obtained opinions of counsel to the effect that neither the conversion of Class B shares into Class A shares nor the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

WITHHOLDING TAXES

 Under the Internal Revenue Code, the Company is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds payable to individuals and certain noncorporate shareholders who fail to furnish correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). For shareholders who are otherwise subject to backup withholding under federal income tax law, only dividends and capital gains distributions are subject to withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

DIVIDENDS AND DISTRIBUTIONS

 THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, ANNUALLY AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution expenses, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How The Fund Values its Shares."

 DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Shareholders who acquired shares prior to the conversion of the Company from a closed-end company to an open-end company, and who did not elect to participate in the Fund's dividend reinvestment plan, will continue to receive dividends and distributions in cash unless further elections are made to the Fund. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

 WHEN THE FUND GOES "EX-DIVIDEND", ITS NAV FOR EACH CLASS IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION ALLOCABLE TO EACH CLASS. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE, THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT MAY BE RETURNED TO YOU AS A TAXABLE DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS AND DISTRIBUTIONS WHEN MAKING YOUR PURCHASES.

 Dividends paid by the Fund will be eligible for the 70% dividends received deduction for corporate shareholders, to the extent that the Fund's income is derived from certain dividends received from domestic corporations. Capital gains distributions are not eligible for the 70% dividends received deduction.

 Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.


                              GENERAL INFORMATION


DESCRIPTION OF COMMON STOCK

 THE COMPANY WAS INCORPORATED IN MARYLAND ON JANUARY 30, 1987 UNDER THE NAME "NICHOLAS-APPLEGATE GROWTH EQUITY FUND, INC." AS A CLOSED-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANY. THE FUND OPERATED AS A CLOSED-END FUND UNTIL JUNE 10, 1991. AS A CLOSED-END INVESTMENT COMPANY DURING THE 1990 CALENDAR YEAR, THE FUND'S SHARES TRADED AT AN AVERAGE DISCOUNT FROM NET ASSET VALUE OF 7.52%. BECAUSE OF THIS DISCOUNTED VALUATION OF ITS SHARES, THE COMPANY CONVERTED TO AN OPEN-END INVESTMENT COMPANY IN ACCORDANCE WITH ITS CHARTER AND CHANGED ITS NAME TO "NICHOLAS-APPLEGATE FUND, INC." ON JUNE 10, 1991. ALL OUTSTANDING SHARES OF THE COMPANY AT THE TIME OF THE CONVERSION TO AN OPEN-END INVESTMENT COMPANY WERE CONVERTED INTO CLASS A SHARES OF THE FUND. THE COMPANY IS AUTHORIZED TO ISSUE 33,333,333 SHARES OF CLASS A COMMON STOCK, 33,333,333 SHARES OF CLASS B COMMON STOCK AND 33,333,334 SHARES OF CLASS C COMMON STOCK OF THE NICHOLAS-APPLEGATE GROWTH EQUITY FUND SERIES, $.01 PAR VALUE PER SHARE. Each class of Common Stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and
(iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of common stock. Currently, the Fund is offering three classes, designated Class A, Class B and Class C shares. In accordance with the Company's Charter, the Board of Directors may authorize the creation of additional series of common stock, and classes within series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

 The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares of the Fund are also redeemable at the option of the Company under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of Common Stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Directors.

 THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS OF THE FUND UNLESS OTHERWISE REQUIRED BY LAW. THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

 This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE


HOW TO BUY SHARES OF THE FUND

 You may purchase shares of the Fund through Prudential Securities, Prusec or directly from the Fund through its Transfer Agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50.

 THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR (II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

 Application forms can be obtained from PMFS, Prudential Securities, Prusec or certain selected dealers (Class A only). If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

 The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

 Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

 Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

 PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to the Fund's Custodian, State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Nicholas-Applegate Growth Equity Fund, Inc. specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares).

 If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

 In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Nicholas-Applegate Growth Equity Fund, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

 THE FUND OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES), WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                          ANNUAL 12b-1 FEES
                                       (AS A % OF AVERAGE DAILY
                 SALES CHARGE                NET ASSETS)           OTHER INFORMATION
         ----------------------------  ------------------------ ------------------------
Class A  Maximum initial sales charge    .30 of 1%              Initial sales charge
         of 5% of the public offering    (Currently being       waived or reduced for
         price                           charged at a rate      certain purchases
                                         of 0.25 of 1%)
Class B  Maximum contingent deferred     1%                     Shares convert to Class
         sales charge or CDSC of 5%                             A shares approximately
         of the lesser of the amount                            seven years after
         invested or the redemption                             purchase
         proceeds; declines to zero
         after six years
Class C  Maximum CDSC of 1% of the       1%                     Shares do not convert to
         lesser of the amount                                   another class
         invested or the redemption
         proceeds on redemptions made
         within one year of purchase

 The three classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information--Description of Common Stock"), and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

 Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

 IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the difference classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

 The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.

 If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

 If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

 If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

 If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B or Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

 ALL PURCHASES OF $1 MILLION OR MORE EITHER AS PART OF A SINGLE INVESTMENT, EXCEPT IN THE CASE OF CERTAIN RETIREMENT PLANS, OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

CLASS A SHARES

 The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                 SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                                  PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
                                 OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
           AMOUNT OF PURCHASE    --------------- --------------- -----------------
           Less than $25,000          5.00%           5.26%            4.75%
           $25,000 to $49,999         4.50            4.71             4.25
           $50,000 to $99,999         4.00            4.17             3.75
           $100,000 to $249,999       3.25            3.36             3.00
           $250,000 to $499,999       2.50            2.56             2.40
           $500,000 to $999,999       2.00            2.04             1.90
           $1,000,000 and above       None            None             None


 Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

 REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and

Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A shares" in the Statement of Additional Information.

 Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 1,000 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

 PruArray Plans. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended, (the Code), including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Code that participate in the Transfer Agent's PruArray Program (a benefit plan record keeping service) (hereafter referred to as a PruArray Plan); provided (i) that the plan has at least $1 million in existing assets or 1,000 eligible employees or participants and (ii) that Prudential Mutual Funds constitute at least one-half of the plan's investment options. The term "existing assets" for this purpose includes stock issued by a PruArray Plan sponsor and shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund.

 Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

 Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.

 You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

CLASS B AND CLASS C SHARES.

 The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges."

HOW TO SELL YOUR SHARES

 YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values Its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

 IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08900-5010.

 If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices.

 PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(d) during any other period when the SEC, by order, so permits; applicable rules and regulations of the SEC will govern as to whether the conditions prescribed in (b), (c) or (d) exist.

 Shareholders who hold their shares through Prudential Securities or through a dealer which has entered into a selected dealer agreement with the Distributor must redeem their shares by contacting their financial adviser.

 PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECKS.

 REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares". If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

 INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.

 90-DAY REPURCHASE PRIVILEGE. If you redeem your shares, and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the cash proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive pro rata credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

 Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges-- Class B Shares" below.

 The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

 The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
     YEAR SINCE PURCHASE                               OF DOLLARS INVESTED OR
         PAYMENT MADE                                    REDEMPTION PROCEEDS
     -------------------                              -------------------------
         First.......................................           5.0%
         Second......................................           4.0%
         Third.......................................           3.0%
         Fourth......................................           2.0%
         Fifth.......................................           1.0%
         Sixth.......................................           1.0%
         Seventh and thereafter......................           None

 In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

 For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase, you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

 For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

 WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination of disability provided that the shares were purchased prior to death or disability.

 The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

 In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

 You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

 A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

 Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. It is currently anticipated that conversions will occur during the months of February, May, August and November. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

 Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares then in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares purchased and then held in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

 For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

 Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

 For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment or purchase of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

 The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

 AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE) AND ANY SERIES OF THE COMPANY THAT MAY BE ESTABLISHED FROM TIME TO TIME, AND ONE OR MORE SPECIFIC MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

 IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (The Fund or its agents could be subject to liability if they fail to employ reasonable procedures.) All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege will be available only in states where the exchange may legally be made.

 IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

 IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

 You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

 IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED BELOW.

 SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares held in such a shareholder's account and which are not subject to a CDSC will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. It is currently anticipated that this exchange will occur quarterly in February, May, August and November. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

 The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

 In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

 . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. Shareholders who acquired shares prior to the conversion of the Company from a closed-end company to an open-end company and who did not elect to participate in the Fund's dividend reinvestment plan will continue to receive dividends and distributions in cash unless further election is made to the Fund. If you hold shares through Prudential Securities, you should contact your financial adviser.

 . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

 . TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

 . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

 . REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data are available upon request from the Fund.

 . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Company at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll free) or, from outside the U.S.A., at (908) 417-7555 (collect).

 For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

 Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.



    TAXABLE BOND FUNDS                     Global Utility Fund, Inc.

 Prudential Diversified Bond               The Global Government Plus Fund,
  Fund, Inc.                                Inc.
 Prudential Government Income
  Fund, Inc.                               The Global Total Return Fund,
 Prudential Government Securities           Inc.
  Trust
  Short-Intermediate Term Series                EQUITY FUNDS

 Prudential High Yield Fund, Inc.          Prudential Allocation Fund

 Prudential Mortgage Income Fund,            Balanced Portfolio
  Inc.                                       Strategy Portfolio
 Prudential Structured Maturity            Prudential Equity Fund, Inc.
  Fund, Inc.                               Prudential Equity Income Fund
 Income Portfolio                          Prudential Growth Opportunity
 The BlackRock Government Income            Fund, Inc.
  Trust
                                           Prudential Jennison Fund, Inc.
   TAX-EXEMPT BOND FUNDS
                                           Prudential Multi-Sector Fund,
 Prudential California Municipal            Inc.
  Fund                                     Prudential Utility Fund, Inc.
  California Series                        Nicholas-Applegate Fund, Inc.
  California Income Series                  Nicholas-Applegate Growth
 Prudential Municipal Bond Fund             Equity Fund
  High Yield Series
  Insured Series                               MONEY MARKET FUNDS

  Intermediate Series                      . Taxable Money Market Funds
 Prudential Municipal Series Fund          Prudential Government Securities
  Florida Series                            Trust
  Hawaii Income Series                      Money Market Series
  Maryland Series                           U.S. Treasury Money Market
  Massachusetts Series                      Series
  Michigan Series
  New Jersey Series                        Prudential Special Money Market
  New York Series                           Fund, Inc.
  North Carolina Series                     Money Market Series
  Ohio Series
  Pennsylvania Series                      Prudential MoneyMart Assets,
 Prudential National Municipals             Inc.
  Fund, Inc.                               . Tax-Free Money Market Funds

      GLOBAL FUNDS                         Prudential Tax-Free Money Fund,
                                            Inc.
 Prudential Europe Growth Fund,            Prudential California Municipal
  Inc.                                      Fund
 Prudential Global Fund, Inc.               California Money Market Series
 Prudential Global Genesis Fund,           Prudential Municipal Series Fund
  Inc.                                      Connecticut Money Market Series
                                            Massachusetts Money Market
 Prudential Global Limited                  Series
  Maturity Fund, Inc.                       New Jersey Money Market Series
                                            New York Money Market Series
  Limited Maturity Portfolio               . Command Funds
 Prudential Global Natural                 Command Money Fund
  Resources Fund, Inc.                     Command Government Securities
 Prudential Intermediate Global             Fund
  Income Fund, Inc.                        Command Tax-Free Fund
                                           . Institutional Money Market
 Prudential Pacific Growth Fund,            Funds
  Inc.                                     Prudential Institutional
                                            Liquidity Portfolio, Inc.
                                            Institutional Money Market
                                            Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS............................................................   2
 Risk Factors and Special Characteristics..................................   2
EXPENSES...................................................................   4
FINANCIAL HIGHLIGHTS.......................................................   5
HOW THE FUND INVESTS.......................................................   7
 Investment Objective and Policies.........................................   7
 Other Investments and Policies............................................   8
 Investment Restrictions...................................................  11
HOW THE FUND IS MANAGED....................................................  11
 Manager...................................................................  11
 Investment Adviser........................................................  12
 Distributor...............................................................  12
 Portfolio Transactions....................................................  14
 Custodian and Transfer and Dividend Disbursing Agent......................  14
HOW THE FUND VALUES ITS SHARES.............................................  15
HOW THE FUND CALCULATES PERFORMANCE........................................  15
TAXES, DIVIDENDS AND DISTRIBUTIONS.........................................  16
GENERAL INFORMATION........................................................  17
 Description of Common Stock...............................................  17
 Additional Information....................................................  18
SHAREHOLDER GUIDE..........................................................  18
 How to Buy Shares of the Fund.............................................  18
 Alternative Purchase Plan.................................................  19
 How to Sell Your Shares...................................................  22
 Conversion Feature--Class B Shares........................................  25
 How to Exchange Your Shares...............................................  26
 Shareholder Services......................................................  27
THE PRUDENTIAL MUTUAL FUND FAMILY..........................................  28

--------------------------------------------------------------------------------
MF 151A                                                                  444369Q


    CUSIP Nos.:
             Class A: 653698-20-9
             Class B: 653698-30-8
             Class C: 653698-40-7
                                     (ART)

                                                                       1996



                                     (LOGO)

                         NICHOLAS-APPLEGATE FUND, INC.
                     NICHOLAS-APPLEGATE GROWTH EQUITY FUND

                      Statement of Additional Information

                           dated March 4, 1996

  Nicholas-Applegate Growth Equity Fund (the "Fund") is a series of Nicholas-Applegate Fund, Inc. (the "Company"), an open-end, diversified management investment company incorporated under the laws of Maryland. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing principally in a diversified portfolio of common stocks and securities convertible into or exercisable for common stocks, the earnings and securities prices of which its Investment Adviser expects to grow at a rate above the rate of the Standard & Poor's 500 Stock Price Index (the "S&P 500"). The Fund intends to invest primarily in companies having middle market capitalizations and above. Companies which have market capitalizations of $500 million to approximately $5 billion are generally referred to as "middle market" Capitalization companies. No assurance can be given that the Fund's investment objective will be achieved. See "Investment Objective and Policies".

  The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852. The Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated March 4, 1996, a copy of which may be obtained from the Fund upon request.





                               TABLE OF CONTENTS

                                                                CROSS-REFERENCE
                                                                  TO PAGE IN
                                                           PAGE   PROSPECTUS
                                                           ---- ---------------
General Information....................................... B-2         17
Investment Objective and Policies......................... B-2          7
Investment Restrictions................................... B-5         11
Directors and Principal Officers.......................... B-7         11
Manager................................................... B-9         11
Investment Adviser........................................ B-11        12
Distributor............................................... B-12        12
Portfolio Transactions and Brokerage...................... B-15        14
Purchase and Redemption of Fund Shares.................... B-16        18
Shareholder Investment Account............................ B-19        18
Net Asset Value........................................... B-22        15
Dividends, Distributions and Taxes........................ B-23        16
Performance Information................................... B-24        15
Custodian, Transfer and Dividend Disbursing Agent and In-
 dependent Accountants.................................... B-25        14
Financial Statements...................................... B-26       --
Report of Independent Accountants......................... B-36       --

-------------------------------------------------------------------------------
MF151B

                              GENERAL INFORMATION

  The Company began business as a closed-end diversified management investment company in April 1987 under the name "Nicholas-Applegate Growth Equity Fund, Inc." Pursuant to its Charter, the Fund converted to an open-end investment company (commonly referred to as a "mutual fund") on June 10, 1991, at which time the name of the Company was changed to "Nicholas-Applegate Fund, Inc."

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

  The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and in securities convertible into or exercisable for common stocks (such as convertible preferred stocks, convertible debentures and warrants), the earnings and securities prices of which Nicholas-Applegate Capital Management, the Fund's investment adviser ("Nicholas-Applegate" or the "Investment Adviser"), expects to grow at a rate above that of the S&P 500. The Fund's investment objective and certain other policies described under "Investment Restrictions" are fundamental policies that may not be changed without the vote of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). There can be no assurance that the Fund's investment objective will be achieved. For a further description of the Fund's investment objective, see "Description of the Fund-- Investment Objective" in the Prospectus.

INVESTMENT POLICIES AND PRACTICES

  For a description of the Fund's investment policies and practices, and certain of the risks associated therewith, see "How the Fund Invests-- Investment Policies and Practices" in the Prospectus.

  CONVERTIBLE SECURITIES AND WARRANTS. The Fund may invest in securities which may be exchanged for, converted into or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the Fund during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

  In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein). The Fund does not contemplate investing more than 5% of its total assets in fixed income convertible securities and warrants in the coming year.

  SHORT-TERM INVESTMENTS. To the extent that the Fund is or becomes a shareholder in a money market mutual fund, the Fund will bear its ratable share of such fund's expenses, including management fees, and will remain subject to payment of the management fee to the Manager with respect to the Fund's assets so invested.

  PUT AND CALL OPTIONS. The Fund is authorized to purchase listed covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to the S&P 500, subject to certain restrictions. The Fund does not presently intend to purchase options that are not traded on a national securities exchange. See "Description of the Fund--Investment Policies and Practices--Put and Call Options" in the Prospectus.

  If the Fund purchases a listed put option, it acquires the right to sell the underlying security at a specified price at any time during the term of the option. Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

  If the Fund purchases a listed call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option can be either a speculative practice to realize gains if the market price of the underlying security increases above the strike price during the term of the option and the option is sold at that time, or as a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of the Fund in the underlying security and the price of the underlying security thereafter falls, the profit the Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

  The Fund may also purchase "put" and "call" options with respect to the S&P
500. Such options may be purchased as a speculative technique, as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on the S&P 500 would be subject to the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks. The Investment Adviser currently uses such techniques in conjunction with the management of other accounts.

  Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase put or call options only with respect to the S&P 500, which index it believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

  The use of options as an investment technique of the Fund is restricted by the Company's election to be subject to Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes".

  SHORT SALES. The Investment Adviser's growth equity management approach is aimed principally at identifying equity securities the earnings and prices of which it expects to grow at a rate above that of the S&P 500. However, the Investment Adviser believes that its approach also identifies securities the prices of which can be expected to decline. Therefore, the Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire.

  In a short sale that is not "against the box", the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money). Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

  If the Fund makes a short sale "against the box", the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund would deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund could close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Investment Adviser has had experience in using short sales under similar circumstances for its separate accounts since 1985.

ILLIQUID SECURITIES

  The Fund may not invest more than 10% of its total assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the Investment Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Investment Adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

  BORROWING POLICY. Although the Fund is authorized to borrow money from time to time in amounts of up to 30% of the value of its total assets at the time of such borrowings, the Board of Directors has adopted a policy that the Fund may borrow an amount equal to no more than 30% of the value of its total assets (calculated when the loan is made) only for temporary, extraordinary or emergency purposes or for the clearance of transactions. See "Investment Restrictions". This Board policy is not a fundamental policy of the Fund and the Board of Directors may change its current policy in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders.

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares. All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the Fund's portfolio.

  1. The Fund may not invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer. However, up to 25% of the Fund's total assets may be invested without regard to this limitation. In addition, this restriction does not apply to investments in securities of the U.S. Government and its agencies.

  2. The Fund may not purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control.

  3. The Fund may not invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry. This restriction does not apply to investments in securities of the U.S. Government or its agencies.

  4. The Fund may not purchase or sell real estate. However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

  5. The Fund may not write put or call options or purchase any securities on margin, except that the Fund may obtain short-term credit necessary for the clearance of purchases and sales of portfolio securities.

  6. The Fund may not make loans of money, except that the Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 25% of the value of its total assets. Any such loans will be made only upon approval of, and subject to any conditions imposed by, the Company's Board of Directors.

  7. The Fund may borrow money on a secured or unsecured basis for any purpose (including short-term credit referred to in restriction 5 above) in amounts not exceeding 30% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, borrowings will only be made from banks and will be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

  8. The Fund may not pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 7 above.

  9. The Fund may not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

  10. The Fund may not invest more than 10% of the value of its total assets in securities that at the time of purchase have legal or contractual restrictions on resale, or more than 20% of the value of its total assets in securities of foreign issuers and American Depository Receipts.

  11. The Fund may not purchase or sell commodities or commodity contracts, including options contracts and options on futures contracts. For purposes of this investment restriction, futures contracts are deemed to be commodity contracts.

  12. The Fund may not issue any securities senior to its Common Stock, except that the Fund may borrow money as permitted by restriction 7 above.

  As a matter of policy, the Board of Directors has determined that the Fund's Investment Adviser will not be authorized to (i) make loans of its portfolio securities in excess of 10% of the value of its total assets, (ii) make short sales or maintain a short position if to do so would create liabilities or require collateral deposits and segregation of assets arising in connection with short sales aggregating more than 25% of the Fund's total assets, taken at market value, (iii) invest in listed covered call options in excess of 5% of the market value of the Fund's assets as of the date of investment, or invest in listed covered put options in excess of 5% of the market value of the Fund's assets as of the date of investment or (iv) borrow money for any purpose. These are not fundamental policies of the Fund and the Company's Board of Directors reserves the right to change any such determination in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders.

  In order to comply with certain state "blue sky" restrictions, the Fund will not as a matter of operating policy:

  1. Invest in interests in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although it may invest in the securities of companies which invest in or sponsor such programs.

  2. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old or in equity securities for which market quotations are not readily available.

  3. Purchase securities of any issuer if, to the knowledge of the Fund, any officer or Director of the Fund, or of the Manager or the Investment Adviser, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers or Directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

  4. Lend any securities from its portfolio unless the value of the collateral received therefor is continuously maintained in an amount not less than 100% of the value of the loaned securities by marking to market daily.

  5. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the market value of the Fund's assets, or in excess of 2% of the market value of the Fund's assets if such warrants are not listed on the New York Stock Exchange or American Stock Exchange, as of the date of investment.

  6. Invest an aggregate of more than 10% of its assets (taken at current value) in the securities of unseasoned companies referred to in Item 2 and securities that at the time of purchase have legal or contractual restrictions on resale.

  7. Make short sales (except short sales against-the box) if the value of the securities of any one issuer in which the Fund is short exceeds the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any issuer.

                       DIRECTORS AND PRINCIPAL OFFICERS

  The names and addresses of the Directors and principal officers of the Company are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.

                           POSITION WITH         PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS          THE FUND              AND OTHER AFFILIATIONS
 ----------------          -------------         ----------------------
 *Arthur E. Nicholas (49)  Director and   Managing Partner and Chief
 600 West Broadway         Chairman        Investment Officer, Nicholas-
 29th Floor                                Applegate Capital Management
 San Diego, California                     (since August 1984), Trustee and
                                           Chairman of the Board of Trustees,
                                           Nicholas-Applegate Investment
                                           Trust (since 1993).
 Fred C. Applegate (50)    Director       President, Hightower Management Co.
 885 La Jolla Corona Court                 (since January 1992); President,
 La Jolla, California                      Nicholas-Applegate Capital
                                           Management (August 1984-December
                                           1991), Trustee and Chairman of the
                                           Board of Trustees, Nicholas-
                                           Applegate Mutual Funds (since
                                           1993).
 Dann V. Angeloff (60)     Director       President, The Angeloff Company
 727 West Seventh Street                   (corporate financial advisers)
 Los Angeles, California                   (since 1976); University
                                           Counselor, University of Southern
                                           California (since 1987); Director,
                                           Storage Equities, Inc. (since
                                           1980) and Storage Properties
                                           (since 1989) (real estate
                                           investment trusts); Datametrics
                                           Corporation (since 1993) (computer
                                           peripherals and communication
                                           products); SEDA Specialty
                                           Packaging, Inc. (since 1993);
                                           Trustee, Nicholas-Applegate
                                           Investment Trust (since 1993).
 Theodore J. Coburn (42)   Director       Partner, Brown Coburn & Co.
 17 Cotswold Road                          (investment banking firm) (since
 Brookline, Massachusetts                  1991); student at Harvard Graduate
                                           School of Education (since
                                           September 1991); formerly Managing
                                           Director of Global Equity
                                           Transactions Group and Member of
                                           Board of Directors, Prudential
                                           Securities (September 1986-June
                                           1991); Trustee, Nicholas-Applegate
                                           Investment Trust (since 1993).
                                           Director, Emerging Germany Fund
                                           (since 1995); Premiere Radio
                                           Networks, Inc. (since 1991); Sage
                                           Analytics International (since
                                           1991); Tonights Feature Ltd.
                                           (since 1995).
 *Robert F. Gunia (49)     Director and   Chief Administrative Officer (since
 One Seaport Plaza         Vice President  July 1990) and Executive Vice
 New York, New York                        President, Treasurer and Chief
                                           Financial Officer (since June
                                           1987) of PMF; Senior Vice
                                           President (since March 1987), of
                                           Prudential Securities; Executive
                                           Vice President, Treasurer,
                                           Comptroller and Director (since
                                           March 1991) of Prudential Mutual
                                           Fund Distributors, Inc. (PMFD);
                                           Director (since June 1987) of
                                           Prudential Mutual Fund Services,
                                           Inc. (PMFS); Vice President and
                                           Director, The Asia-Pacific Fund
                                           (since May 1989).
 *+Arthur B. Laffer (55)   Director       Chairman, A.B. Laffer, V.A. Canto &
 4275 Executive Square                     Associates (economic consulting)
 #330                                      (since 1979); Chairman, Laffer
 La Jolla, California                      Advisors Incorporated (economic
                                           consulting) (since 1981); Director
                                           U.S. Filter Corporation (since
                                           March 1991) and MasTec, Inc.
                                           (construction) (since 1994);
                                           Chairman, Calport Asset
                                           Management, Inc. (since 1992);
                                           formerly Distinguished University
                                           Professor and Director, Pepperdine
                                           University (September 1985-May
                                           1988); Trustee, Nicholas-Applegate
                                           Mutual Funds (since 1993).
 Charles E. Young (64)     Director       Chancellor, UCLA (since September
 2147 Murphy Hall                          1968); Director of Intel Corp.
 Los Angeles, California                   (since April 1974), Academy of
                                           Television Arts and Sciences
                                           Foundation, (since October 1988),
                                           Los Angeles World Affairs Council
                                           (since October 1977) and Town Hall
                                           of California (since 1982);
                                           Trustee, Nicholas-Applegate Mutual
                                           Funds (since 1993).
 Jack C. Marshall (38)     President      Partner (since 1992), Portfolio
 600 West Broadway                         Manager (since 1989), Nicholas-
 29th Floor                                Applegate Capital Management
 San Diego, California                     (since 1989).

                         POSITION WITH             PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS        THE FUND                 AND OTHER AFFILIATIONS
 ----------------        -------------            ----------------------
 Grace Torres (36)       Treasurer and       First Vice President (since
 One Seaport Plaza       Chief Accounting     March, 1994), Prudential Mutual
 New York, New York      Officer              Fund Management, Inc.; First
                                              Vice President of Prudential
                                              Securities (since March, 1994);
                                              Prior thereto, Vice President,
                                              Bankers Trust Corporation.
 S. Jane Rose (50)       Secretary           Senior Vice President (since
 One Seaport Plaza                            January 1991), First Vice
 New York, New York                           President (June 1987-December
                                              1990), Senior Counsel and
                                              Assistant Secretary (since June
                                              1987), PMF; Senior Vice
                                              President and Senior Counsel
                                              (since July 1992), Prudential
                                              Securities, formerly Vice
                                              President and Associate General
                                              Counsel of Prudential
                                              Securities.
 Robert E. Carlson (65)  Assistant Secretary Partner, Paul, Hastings,
 555 South Flower Street                      Janofsky & Walker (law firm)
 22nd Floor                                   since August 1988; formerly
 Los Angeles, California                      Partner (through his
                                              Professional Corporation),
                                              Hufstedler, Miller, Carlson &
                                              Beardsley (law firm) (1967-
                                              1988).
 Deborah A. Docs (38)    Assistant Secretary Vice President and Associate
 One Seaport Plaza                            General Counsel (since January
 New York, New York                           1993), of PMF; Vice President
                                              and Associate General Counsel
                                              (since January 1993) of
                                              Prudential Securities;
                                              previously Associate Vice
                                              President (January 1990-
                                              December 1992), Assistant Vice
                                              President (January 1989-
                                              December 1989) and Assistant
                                              General Counsel (November 1991-
                                              December 1992) of PMF.

---------
* An "interested" Director of the Company as defined in the Investment Company Act.

+ A.B. Laffer, V.A. Canto & Associates (formerly A.B. Laffer Associates), of which Mr. Laffer is the Chairman, received $0 in 1995, $100,000 in 1994, $25,000 in 1993 and $25,000 in 1992 from the Investment Adviser as compensation for consulting services provided from time to time to the Investment Adviser.

  Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities Incorporated or Prudential Mutual Fund Distributors, Inc. (PMFD).

  The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor", review such actions and decide on general policy.

  The Fund pays each of its Directors who is not an affiliated person of PMF annual compensation of $10,000 and $1,000 per Board meeting attended, in addition to certain out-of-pocket expenses. The Chairman of the Audit Committee receives an additional $1,500 and each member of the Audit Committee receives an additional $1,000 per meeting attended.

  Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fees, which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund.

  Pursuant to the terms of the Management Agreement with the Trust, the Manager of Subadviser, as appropriate, pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1995 to the Directors who are not affiliated with the Manager or Subadviser and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by Prudential Mutual Fund Management Inc. (Fund Complex) for the calendar year ended December 31, 1995.

                              COMPENSATION TABLE

                                                                       TOTAL
                                     PENSION OR                     COMPENSATION
                                     RETIREMENT                      FROM FUND
                      AGGREGATE   BENEFITS ACCRUED ESTIMATED ANNUAL   AND FUND
                     COMPENSATION AS PART OF FUND   BENEFITS UPON   COMPLEX PAID
 NAME AND POSITION    FROM FUND       EXPENSES        RETIREMENT    TO DIRECTORS
 -----------------   ------------ ---------------- ---------------- ------------
Fred C. Applegate,     $14,000          None             N/A          $14,000(1)*
Director
Dann V. Angeloff,       17,000          None             N/A           17,000(1)*
Director
Theodore J. Coburn,     14,000          None             N/A           14,000(1)*
Director
Arthur B. Laffer,       16,000          None             N/A           16,000(1)*
Director
Charles E. Young,       16,000          None             N/A           16,000(1)*
Director

---------
* Indicates number of funds in Fund Complex (including the Fund) to which aggregate compensation relates.

  As of February 9, 1996 the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

  As of February 9, 1996, the only beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of common stock of the Fund were The Foundation for Jewish Philanthropy, James Stovroff Annuity Tr, 787 Delaware Ave., Buffalo, NY 14209-2096, which held 19,953 Class C shares of the Fund (5.7%); and The Foundation for Jewish Philanthropy, Haskell Stovroff Annuity Tr, 787 Delaware Ave., Buffalo, NY 14209-2096, which held 19,953 Class C shares of the Fund (5.7%).

  As of February 9, 1996, Prudential Securities was the record holder for other beneficial owners of 4,097,857 Class A shares (or 52% of the outstanding Class A shares), 15,150,267 Class B shares (or 77% of the outstanding Class B shares) and 294,781 Class C shares (or 85% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders Prudential Securities will forward or cause the forwarding of, proxy materials to the beneficial owners for which it is record holder.

                                    MANAGER

  The Manager of the Fund is Prudential Mutual Fund Management, Inc. ("PMF" or the "Manager"), One Seaport Plaza, New York, New York 10292. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $52 billion. According to the Investment Company Institute, as of September 30, 1995 the Prudential Mutual Funds were the 13th largest family of mutual funds in the United States.

  Pursuant to the Management Agreement with the Company (the "Management Agreement"), and subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of the Fund, PMF is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of portfolio securities. In this regard, PMF provides supervision of the Fund's investments, furnishes a continuous investment program for the Fund's portfolio and places purchase and sale orders for portfolio securities of the Fund and other investments. The Investment Adviser provides the foregoing services to PMF pursuant to the terms of the Subadvisory Agreement among PMF, the Investment Adviser and the Company (the "Subadvisory Agreement"). Under the Management Agreement, PMF administers the Fund's corporate affairs, subject to the supervision of the Company's Board of Directors and, in connection therewith, furnishes the Fund with office facilities and ordinary clerical and bookkeeping services which are not furnished by the Fund's transfer and dividend disbursing agent and custodian. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

  For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate equal to .95 of 1% of the average daily net assets of the Fund. PMF pays the fees of the Investment Adviser (.75 of 1%) from this management fee.

  In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses: (a) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's Investment Adviser; (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and (c) the costs and expenses payable to the Investment Adviser pursuant to its Subadvisory Agreement.

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets, (b) the fees and expenses of Directors who are not affiliated with PMF or the Investment Adviser, (c) out-of-pocket travel expenses for all Directors and other expenses of Directors' meetings, (d) the fees and certain expenses of the Fund's custodian, (e) the fees and expenses of the Fund's transfer and dividend disbursing agent that relate to the maintenance of each shareholder account, (f) the charges and expenses of the Fund's legal counsel and independent accountants, (g) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (h) all taxes and corporate fees payable by the Fund to federal, state and other governmental agencies, (i) the fees of any trade association of which the Fund may be a member, (j) the cost of stock certificates representing, and non-negotiable share deposit receipts evidencing, shares of the Fund, (k) the cost of fidelity and liability insurance, (l) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statement, prospectus and statement of additional information for such purposes, (m) allocable communication expenses with respect to investor services and all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing prospectuses and reports to shareholders, (n) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (o) expenses assumed by the Fund pursuant to the Plans of Distribution adopted in conformity with Rule 12b-1 under the Investment Company Act.

  Under California law, certain annual expenses, including advisory and management fees, of an investment company are limited to, in the aggregate, 2.5% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets and 1.5% of the remaining average net assets of the investment company. To the extent that such expenses exceed these limits, California law requires that the company's investment adviser or manager reduce its fee. In the event of such excess expenses with respect to the Fund, or in the event certain expenses of the Fund exceed any other state expense limitations that are established or enforced, PMF is required to reduce its management fee by all of any such excess, and the Investment Adviser is required to reduce its fee by 60% of such excess.

  The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either PMF or the Company (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act) upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Company, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 12, 1995 and by the shareholders of the Fund on April 22, 1991 effective as of June 10, 1991.

  For the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, PMF received net management and administrative fees of $754,705, $708,486 and $539,577.

  Prudential Mutual Fund Management, Inc., the Manager of the Fund, is a subsidiary of Prudential Securities Incorporated (PSI) and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

  Prudential is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefits programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons world-wide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisers. It insures or provides other financial services to more than 50 million people worldwide--to more than one of every five people in the United States. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. As of December 31, 1994, Prudential through its subsidiaries provided insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served

940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by PSI for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.

  Based on data for the period from January 1, 1995 to September 30, 1995 for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $150 million in bond transactions and over $3.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities. Based on complex-wide data for the period from January 1, 1995 to September 30, 1995, on an average day, over 7,000 shareholders telephoned PMFS, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Investment Adviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

                              INVESTMENT ADVISER

  The Fund's Investment Adviser is Nicholas-Applegate Capital Management, a California limited partnership, with offices at 600 West Broadway, 29th Floor, San Diego, California 92101. The Investment Adviser was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership of which the general partner is Nicholas-Applegate Capital Management Holdings, Inc. (a California corporation owned by Mr. Nicholas).

  The Investment Adviser currently has fifteen partners (including Mr. Nicholas) who manage a staff of approximately 300 employees including 28 portfolio managers.

  The Investment Adviser acted as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Fund (the "Original Advisory Agreement") from the commencement of the Fund's operations (as a closed-end investment company) in April 1987 until its conversion to an open-end company in June 1991. The Original Advisory Agreement was initially approved by Arthur
E. Nicholas and Fred C. Applegate as the Fund's original shareholders and was approved by the Fund's public shareholders at the annual meetings of shareholders held in May 1988, May 1989 and April 1990. The Original Advisory Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Investment Adviser or the Fund, as defined in the Investment Company Act, in February 1991.

  Pursuant to the conversion of the Fund to an open-end mutual fund, the Original Advisory Agreement was terminated and the Management Agreement and the Subadvisory Agreement were entered into effective June 10, 1991. The Subadvisory Agreement was approved by the shareholders of the Fund on April 22, 1991, effective as of June 10, 1991. The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Board of Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 12, 1995. Under the Subadvisory Agreement, the Manager retains the Investment Adviser to manage the Fund's investment portfolio, subject to the direction of the Company's Board of Directors and the Manager. The Investment Adviser is authorized to determine which securities are to be bought or sold by the Fund and in what amounts. In addition to providing management and investment advisory services, the Investment Adviser compensates all Directors and officers of the Fund who are "interested persons" of the Investment Adviser, as such term is defined in the Investment Company Act.

  The Subadvisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which the Subadvisory Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations or a breach of its fiduciary duty under the Subadvisory Agreement. The Fund has agreed to indemnify the Investment Adviser against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Subadvisory Agreement or otherwise as an investment adviser of the Fund. The Investment Adviser is not entitled to indemnification with respect to any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations or of a breach of its fiduciary duty under the Subadvisory Agreement.

  The Subadvisory Agreement further provides that the Fund may use "Nicholas-Applegate" as part of its name so long as the Subadvisory Agreement is in effect. Because the name "Nicholas-Applegate" is a property right of the Investment Adviser, the

Investment Adviser, as well as Mr. Nicholas and Mr. Applegate, may, upon the termination of the Subadvisory Agreement, require the Fund to refrain from using the name "Nicholas-Applegate" in any form.

  The Manager pays to the Investment Adviser, as compensation for the services provided by the Investment Adviser under the Subadvisory Agreement, a fee at an annual rate equal to .75 of 1% of the average daily net assets of the Fund. The fee (as a percentage of net assets) payable to the Investment Adviser is higher than the fee paid by most other investment companies.

  Under California law, certain annual expenses, including advisory and management fees, of an investment company are limited and may not exceed certain fixed percentage amounts of the average net assets of the investment company. See "Manager." In the event the expenses of the Fund exceed the limitation amounts provided for under California law or under any other applicable state expense limitations, the fee the Investment Adviser will be paid by PMF will be reduced by 60% of the amount of such excess.

  Under the Original Advisory Agreement, the Investment Adviser's fee for its services as investment adviser to the Fund was a fee comprised of a basic fee (the "Basic Fee") and an adjustment to the Basic Fee based on the investment performance per share of the Fund in relation to the investment record of the S&P 500 for certain performance periods. The Basic Fee was a monthly fee equal to 1/12 of .75% (.75% on an annualized basis) of the average of the daily net assets of the Fund at the end of each month included in the applicable performance period. The Basic Fee for each such month was subject to increase or decrease depending on the extent, if any, by which the investment performance per share of the Fund exceeded or was exceeded by the percentage change in the investment record of the S&P 500 for such performance period. The Basic Fee was increased by 1/12 of .25% (to a total of 1/12 of 1.00%) if the investment performance per share of the Fund exceeded the percentage change in the S&P 500 for such performance period by nine or more percentage points, and was decreased by 1/12 of .25% (to a total of 1/12 of .50%) if the investment performance per share of the Fund was exceeded by the percentage change in the S&P 500 for such performance period by nine or more percentage points. If the investment performance per share of the Fund did not exceed, or was not exceeded by, the percentage change in the S&P 500 for a performance period by nine or more percentage points, the maximum percentage increase or decrease in the Basic Fee ( 1/12 of either +.25% or -.25%, respectively) was prorated for such performance period in the same proportion as the excess of the investment performance per share of the Fund over the percentage change in the investment record of the S&P 500, or as the excess of the percentage change in the investment record of the S&P 500 over the investment performance per share of the Fund, as the case may be, for such performance period bore to nine percentage points.

  Under the Original Advisory Agreement and for the Fund's fiscal year ended December 31, 1990, the Fund paid the Investment Adviser aggregate advisory fees in the amount of $629,831 (the Basic Fee was .75% and the annualized effective advisory fee as adjusted was approximately .54%). During the years ended December 31, 1992, 1993 and 1994, the Fund and the Manager paid the Investment Adviser aggregate advisory fees of $1,159,456, $2,023,414 and $2,665,258, respectively, pursuant to the terms of the Original Advisory Agreement and the Subadvisory Agreement.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Company (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act), PMF or the Investment Adviser upon not more than 60 days' nor less than 30 days' written notice, without payment of any penalty. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

                                  DISTRIBUTOR

  Prudential Securities Incorporated, One Seaport Plaza, New York, New York 10292 ("Prudential Securities"), acts as the distributor of the shares of the Fund. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc.
(PMFD), One Seaport Plaza, New York, New York 10292, acted as Distributor of the Class A shares of the Fund.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act and separate distribution agreements (the "Distribution Agreements"), PMFD and Prudential Securities (collectively the "Distributor") incur the expenses of distributing the Fund's Class A, Class B and Class C shares. See "How the Fund is Managed-- Distributor" in the Prospectus. The Class A and Class B Distribution Plans were adopted by the Board of Directors, including a majority of the Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to either Plan (the "Rule 12b-1 Directors"), on February 1, 1991, effective as of June 10, 1991. The holders of a majority of the Fund's outstanding Class A shares approved the Class A Plan on April 22, 1991. PMF, the sole shareholder of the Fund's Class B shares, approved the Class B Plan on June 10, 1991. The Class B Plan was approved by Class B shareholders of the Fund on May 18, 1992. On May 17, 1993, the Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc.
(NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) may be used as reimbursement for distribution-related expenses with respect to the Class B shares (asset-based sales charge). On May 17, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 12, 1995. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

  CLASS A PLAN. For the year ended December 31, 1995, PMFD received payments of $189,732, under the Class A Plan. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares.

  In addition, for the year ended December 31, 1995, PMFD received approximately $301,000 in initial sales charges.

  CLASS B PLAN. For the year ended December 31, 1995, Prudential Securities received $2,655,967 from the Fund under the Class B Plan and spent approximately $1,413,000 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 1.1% ($15,000) was spent on printing and mailing of prospectuses and sales material to other than current shareholders; 14.1% ($199,000) was spent on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution related expenses, incurred by it for distribution of Class B shares; and 84.8% ($1,199,000) was spent on the aggregate of (i) commission credits to Prudential Securities branch offices for payments of commissions and account servicing fees to financial adviser [46.1% ($652,000)] and (ii) an allocation on account of overhead and other branch office distribution-related expenses [38.7% ($547,000)]. The term "overhead and other branch office distribution-related expenses" represents
(a) the expenses of operating the branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1995 Prudential Securities received approximately $979,000 in contingent deferred sales charges attributable to Class B shares.

  CLASS C PLAN. Prudential Securities receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  For the year ended December 31, 1995, Prudential Securities received $29,607 from the Fund under the Class C Plan and spent approximately $33,900 in distributing the Fund's Class C Shares. It is estimated that of the latter amount, approximately 7.4% ($2,500) was spent on printing and mailing of prospectuses to other than current shareholders; 2.9% ($1,000) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 89.7% ($30,400) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (37.2% or $12,600) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (52.5% or $17,800). Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1995, Prudential Securities received approximately $200 in contingent deferred sales charges attributable to Class C shares.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Class A, Class B and Class C Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under the Class A Plan, Class B Plan or Class C Plan if such Plan is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A, Class B and Class C shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Directors who are not interested persons of the Company will be committed to the Directors who are not interested persons of the Company.

  Pursuant to each Distribution Agreement, the Fund has agreed to indemnify PMFD and Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1993, as amended. Each Distribution Agreement was last approved by the Directors, including a majority of the Rule 12b-1 Directors, on May 12, 1995. On November 3, 1995, the Directors approved the transfer of the Distribution Agreement for Class A shares with PMFD to Prudential Securities.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

  On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

  On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

  NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD Inc., the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of all classes would be suspended.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Company's Board of Directors and the oversight and review of the Manager, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of its brokerage business. In executing such transactions, the Investment Adviser will seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. Commission rates are established pursuant to negotiation with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The allocation of orders among brokers and the commission rates paid are reviewed quarterly by the Board of Directors of the Company.

  The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Investment Adviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Subadvisory Agreement and the expenses of the Investment Adviser are not necessarily reduced as a result of the receipt of such supplemental information, services and products. Such information, services and products may be useful to the Investment Adviser in providing services to clients other than the Fund, and not all such information, services and products are used by the Investment Adviser in connection with the Fund. Similarly, such information, services and products provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Fund. The Investment Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure information, services and products described above, subject to review by the Company's Board of Directors from time to time as to the extent and continuation of this practice. During the fiscal year ended December 31, 1993, substantially all of the Fund's brokerage commissions were paid to firms which provided research services to the Fund's Investment Adviser.

  Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser, investments of the kind made by the Fund may often also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Investment Adviser, available investments are allocated in the discretion of the Investment Adviser by such means as, in its judgment, result in fair treatment. The Investment Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus, it will not deal in over-the-counter securities with Prudential Securities acting as market marker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

  Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitation.

  Subject to the above considerations, Prudential Securities may act as a broker or dealer for the Fund. In order for Prudential Securities to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or dealers in connection with comparable transactions involving similar securities sold on an exchange during a comparable period of time. This standard would allow Prudential Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or dealer in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. In accordance with
Section 11(a) under the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and Prudential Securities. Section 11(a) provides that Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities for transactions effected by the Fund during the applicable period. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

  The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities, for the three-year period ended December 31, 1995.

                                         FISCAL YEAR ENDED DECEMBER 31,
                                      ----------------------------------------
                                        1995       1994       1993      1992
                                      --------  ----------  --------  --------
Total brokerage commissions paid by
 the Fund............................ $884,934  $1,113,173  $814,146  $606,668
Total brokerage commissions paid to
 Prudential Securities............... $      0  $        0    14,946  $  3,900
Percentage of total brokerage
 commissions paid to Prudential
 Securities..........................        0%          0%      1.8%      0.6%

  Of the total brokerage commissions paid during the year ended December 31, 1995 $722,472 or (87%) were paid to firms which provided research, statistical or other services to the Manager. PMF has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                    PURCHASE AND REDEMPTION OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of the purchase (Class A shares) or on a deferred basis (Class B or Class C shares). See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except that the Fund has agreed with the Securities and Exchange Commission in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A distribution and service plan to both Class A and Class B shareholders) and (iii) only Class B shares have a conversion feature. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5.00% and Class B and Class C* shares are sold at net asset value. Using the Fund's net asset value at December 31, 1995, the maximum offering price of the Fund's shares is as follows:

       CLASS A
       Net asset value.................................................. $15.18
       Maximum sales charge (5.00% of offering price)...................    .80
                                                                         ------
       Offering price to public......................................... $15.98
                                                                         ======
       CLASS B
       Net asset value, offering price and redemption price per Class B share*.......................................................... $14.49
                                                                         ======
       CLASS C
       Net asset value, offering price and redemption price per Class C share*.......................................................... $14.49
                                                                         ======

          ---------
          *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See
          "Shareholder Guide--How to Sell Your Shares--Contingent
          Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  (a) an individual;

  (b) the individual's spouse, their children and their parents;

  (c) the individual's and spouse's Individual Retirement Account (IRA);

  (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

  (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

  (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

  (g) one or more employee benefit plans of a company controlled by an individual.

  In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must he held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

  LETTER OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction; however, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in retirement or group plans.

  A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.

  The Letter of Intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES.

  The Contingent Deferred Sales Charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                               REQUIRED DOCUMENTATION
Death                                            A copy of the shareholder's death certificate
                                                 or, in the case of a trust, a copy of the
                                                 grantor's death certificate, plus a copy of
                                                 the trust agreement identifying the grantor.
Disability - An individual will be considered
disabled if he or she is unable to engage in any A copy of the Social Security Administration
substantial gainful activity by reason of any    award letter or a letter from a physician on
medically determinable physical or mental        the physician's letterhead stating that the
impairment which can be expected to result in    shareholder (or, in the case of a trust, the
death or to be of long-continued and indefinite  grantor) is permanently disabled. The letter
duration.                                        must also indicate the date of disability.
Distribution from an IRA or 403(b)               A Copy of the distribution form from the
Custodial Account                                custodial firm indicating (i) the date of
                                                 birth of the shareholder and (ii) that the
                                                 shareholder is over age 59 1/2 and is taking a
                                                 normal distribution--signed by the
                                                 shareholder.

CATEGORY OF WAIVER                     REQUIRED DOCUMENTATION
Distribution from Retirement Plan      A letter signed by the plan
                                       administrator/trustee indicating the reason
                                       for the distribution.
Excess Contributions                   A letter from the shareholder (for an IRA) or
                                       the plan administrator/trustee on company
                                       letterhead indicating the amount of the excess
                                       and whether or not taxes have been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
                                         --------------------------------------
      YEAR SINCE PURCHASE
         PAYMENT MADE                    $500,001 TO $1 MILLION OVER $1 MILLION
      -------------------                ---------------------- ---------------
         First..........................          3.0%                2.0%
         Second.........................          2.0%                1.0%
         Third..........................          1.0%                  0%
         Fourth and thereafter..........            0%                  0%

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans:

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value (without a sales charge) by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

EXCHANGE PRIVILEGE

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the Exchange Privilege may be applicable to new mutual funds (including new series of the Company) the shares of which may be distributed by the Distributor.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege: Prudential California Municipal Fund (California Money Market Series); Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series); Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series); Prudential MoneyMart Assets; and Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for Class B and Class C shares, respectively, of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds without being subject to any CDSC.

  Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund (including the Fund), or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. A investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

PERIOD OF
MONTHLY INVESTMENTS:                         $100,000 $150,000 $200,000 $250,000
--------------------                         -------- -------- -------- --------
25 years....................................  $  110   $  165   $  220   $  275
20 years....................................     176      264      352      440
15 years....................................     296      444      592      740
10 years....................................     555      833    1,110    1,388
5 years.....................................   1,371    2,057    2,742    3,428

See "Automatic Savings Accumulation Plan."
---------

/1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Information about the costs of private colleges is from the Digest of Education Statistics, 1992; The National Center for Educational Statistics; and the U.S. Department of Education. Average costs for private institutions include tuition, fees and room and board for the 1993-1994 academic year.

/2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN ("ASAP")

  Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."

  Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

  Various tax deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of such plan.

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING/1/

             CONTRIBUTIONS           PERSONAL
              MADE OVER:             SAVINGS                IRA
             -------------           --------               ---
               10 years              $ 26,165             $ 31,291
               15 years                44,675               58,649
               20 years                68,109               98,846
               25 years                97,780              157,909
               30 years               135,346              244,692

---------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

                                NET ASSET VALUE

  The net asset value of a share of the Fund is calculated by dividing (i) the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by
(ii) the total number of shares outstanding. Net asset value is calculated separately for each class. The value of the investments and assets of the Fund is determined each business day. Portfolio securities that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (currently 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Other over-the-counter securities are valued at the mean between the closing bid and asked prices. Debt securities with maturities of 60 days or less are valued at amortized cost if their term to maturity from date of purchase is less than 60 days, or by amortizing, from the sixty-first day prior to maturity, their value on the sixty-first day prior to maturity if their term to maturity from date of purchase by the Fund is more than 60 days, unless this is determined by the Board of Directors not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  In the event that the New York Stock Exchange or the national securities exchange on which stock or stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board of Directors of the Company will reconsider the time at which net asset value is computed. In addition, the asset value of the Fund may be computed as of any time permitted pursuant to any exemption, order or statement of the Commission or its staff.

  The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution expense accrual differential among the classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  DIVIDEND AND DISTRIBUTION POLICY. The Fund's present policy, which may be changed by the Company's Board of Directors, is to make distributions of any net investment income and capital gains, if any, to shareholders annually.

  REGULATED INVESTMENT COMPANY. The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses. The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

  Dividends paid by the Fund from ordinary income, and distributions of the Fund's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction to the extent that the income of the Fund is derived from dividends on common or preferred stock. Dividend income earned by the Fund will be eligible for the dividends received deduction only if the Fund has satisfied a 46-day holding period requirement with respect to the underlying portfolio security (91 days in the case of dividends derived from preferred stock). In addition, a corporate shareholder must have held its shares in the Fund for not less than 46 days (91 days in the case of dividends derived from preferred stock) in order to claim the dividend received deduction. Not later than 60 days after the end of its taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the Internal Revenue Code. Net capital gain distributions are not eligible for the dividends received deduction.

  Under the Internal Revenue Code, any distributions designated as being made from the Fund's net capital gains are taxable to its shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 28% for individual and corporate shareholders. Dividends and distributions are taxable as described whether received in cash or reinvested in additional shares of the Fund.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

  OTHER TAX INFORMATION. The Company may also be subject to state or local taxes in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                            PERFORMANCE INFORMATION

  AVERAGE ANNUAL TOTAL RETURN. The Company may from time to time advertise the Fund's average annual total return. Average annual total return is determined separately for Class A and Class B Shares. See "How the Fund Calculates Performance" in the Prospectus.

  Average annual total return is computed according to the following formula:

                         P(1+T)to the nth power = ERV

Where: P   = a hypothetical initial payment of $1000.
       T   = average annual total return.
       n   = number of years.
       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the period (or fractional portion thereof).

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  The average annual total return for Class A shares for the one, five and eight-and two-thirds year periods ended on December 31, 1995 was 24.6%, 18.1% and 11.7%, respectively. The average annual total return for Class B shares for the one and four-and-one-half year periods ended December 31, 1995 was 25.1% and 15.1%, respectively. The average annual total return for Class C shares for the one and one-and-one half year periods ended December 31, 1995 was 29.1% and 20.1%, respectively.

  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A and Class B shares. See "How the Fund Calculates Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                        ERV - P
                                    T = -------
                                           P

Where: P   = a hypothetical initial payment of $1000.
       T   = aggregate total return.
       ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  The aggregate total return for Class A shares for the one, five and eight-and-two-third year periods ended on December 31, 1995 was 31.2%, 141.7% and 176.2%, respectively. The aggregate total return for Class B shares for the one and four-and-one-half year periods ended on December 31, 1995 was 30.1% and 90.4%, respectively. The aggregate total return for Class C shares for the one and one-and-one half year periods ended December 31, 1995 was 30.1% and 29.4%, respectively.

  From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/



                                     (ART)

/1/Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1993 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

 CUSTODIAN, TRANSFER AND DIVIDENDDISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

  Prudential Mutual Fund Services, Inc. ("PMFS"), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the year ended December 31, 1995, the Fund incurred fees of approximately $538,000 for the services of PMFS.

  Ernst & Young LLP serves as the Company's independent accountants and in that capacity examines the Company's annual financial statements with respect to the Fund.

 NICHOLAS-APPLEGATE FUND, INC.                          PORTFOLIO OF INVESTMENTS
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND                         DECEMBER 31, 1995

                                               Value
 Shares               Description             (Note 1)
 ------               -----------             --------
              COMMON STOCKS--96.7%
              CAPITAL GOODS--26.0%
              Chemicals--1.5%
   158,400    IMC Fertilizer Group,
                Inc......................  $  6,474,600
                                           ------------
              Computers-Local Networks--6.5%
   109,500    3 Com Corp.*...............     5,105,437
    61,500    Cabletron Systems, Inc.*...     4,981,500
    91,400    Cisco Systems Inc.*........     6,820,725
    90,000    Compaq Computer Corp.*.....     4,320,000
   138,700    Solectron Corp.*...........     6,120,137
                                           ------------
                                             27,347,799
                                           ------------
              Retail Specialty Chain--2.1%
    62,700    Tandy Corp.................     2,602,050
   254,600    Staples Inc.*..............     6,205,875
                                           ------------
                                              8,807,925
                                           ------------
              Computers-Services--2.7%
   159,900    Ceridian Corp.*............     6,595,875
    69,400    Computer Sciences Corp.*...     4,875,350
                                           ------------
                                             11,471,225
                                           ------------
              Electronic Components--3.5%
    94,300    Analog Devices, Inc.*......     3,335,863
    68,100    Glenayre Technologies*.....     4,239,225
   100,000    Intel Corp.................     5,675,000
    40,000    Maxim Integrated Products,
                Inc.*....................     1,540,000
                                           ------------
                                             14,790,088
                                           ------------
              Telecommunication--9.7%
   147,000    ADC Telecommunications,
                Inc.*....................     5,365,500
   320,000    LCI International, Inc.*...     6,560,000
    41,400    MFS Communications Inc.*...     2,204,550
   132,400    Mobile Telecommunication
                Technologies Corp.*......     2,830,050
   102,500    Tele Communications, Inc.
                Liberty Media Group*.....     2,754,688
   258,900    Tele Communications, Inc.
                TCI Group Ser. A*........  $  5,145,638
   175,000    Tele Communications
                International, Inc.*.....     3,981,250
   234,500    Paging Network, Inc.*......     5,715,938
   172,500    WorldCom Inc.*.............     6,080,625
                                           ------------
                                             40,638,239
                                           ------------
              CONSUMER NON-DURABLES--29.4%
              Casinos--1.1%
   129,200    Mirage Resorts, Inc.*......     4,457,400
                                           ------------
              Drugs & Healthcare--12.5%
   135,600    AMGEN Inc.*................     8,051,250
   131,700    Biochem Pharmaceuticals
                Inc.*....................     5,284,462
    72,300    Biogen, Inc.*..............     4,446,450
   115,000    Columbia Healthcare
                Corp.....................     5,836,250
    35,500    Cordis Corp.*..............     3,567,750
    41,600    Genzyme Corp.*.............     2,594,800
   160,000    Healthsource Inc.*.........     5,760,000
   110,000    Idexx Laboratories,
                Inc.*....................     5,170,000
    70,000    Nellcor Inc.*..............     4,081,490
   101,000    United Healthcare Corp.*...     6,615,500
    26,100    Watson Pharmaceuticals
                Inc.*....................     1,278,900
                                           ------------
                                             52,686,852
                                           ------------
              Leisure And Recreation--4.2%
   151,800    Infinity Broadcasting
                Corp.*...................     5,654,550
   112,100    Viacom, Inc.*..............     5,310,737
                                           ------------
                                             10,965,287
                                           ------------
              Retail-Services--2.9%
   224,400    CUC International Inc.*....     7,657,650
    85,300    Kohl's Corp.*..............     4,478,250
                                           ------------
                                             12,135,900
                                           ------------
              Toys/Games/Hobbies--2.0%
   270,175    Mattel, Inc................     8,307,881
                                           ------------

See Notes to Financial Statements.

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND

                                               Value
 Shares               Description             (Note 1)
 ------               -----------             --------
              Medical-Health Maintenance--3.1%
   140,900    Boston Scientific Corp.*...  $  6,904,100
    67,500    Medtronic, Inc.............     3,771,562
    74,300    Vencor Inc.*...............     2,414,750
                                           ------------
                                             13,090,412
                                           ------------
              Hotels & Restaurants--4.2%
    95,300    Hfs Incorporated*..........     7,790,775
   283,300    Host Marriott Corp.*.......     3,753,725
   159,900    Lone Star Steakhouse &
                Saloon, Inc.*............     6,136,163
                                           ------------
                                             17,680,663
                                           ------------
              Paper--1.0%
    91,800    Alco Standard Corp.........     4,188,375
                                           ------------
              ENERGY--4.8%
              Oil & Gas-Production/Pipeline--3.6%
   170,000    Enron Oil & Gas Co.........     4,080,000
   180,000    Pogo Producing Co..........     5,085,000
   101,300    Triton Energy Corp.........     5,812,088
                                           ------------
                                             14,977,088
                                           ------------
              Oil Services--1.2%
   100,000    Western Atlas, Inc.........     5,050,000
                                           ------------
              ENVIRONMENTAL SECTOR--0.8%
              Pollution Control Equipment &
                Service--0.8%
   106,400    Sanifill Inc.*.............     3,551,100
                                           ------------
              FINANCIAL SERVICES--10.7%
              Financial/Business Services--8.1%
   150,000    Allstate Corp..............     6,168,750
   159,900    Danka Business Systems PLC
                (ADR)....................     5,916,300
   150,000    Donaldson Lufkin & Jenrette
                Inc.*....................     4,687,500
   260,000    Equifax, Inc...............     5,557,500
    75,171    First Data Corp............     5,027,061
    71,300    Green Tree Financial
                Corp.....................     1,880,537
    86,200    MGIC Investment Corp.......     4,676,350
                                           ------------
                                             33,913,998
                                           ------------
              Insurance--2.6%
    95,900    Berkley (W.R.) Corp........  $  5,154,625
   119,700    SunAmerica, Inc............     5,685,750
                                           ------------
                                             10,840,375
                                           ------------
              GENERAL BUSINESS--11.5%
              Business Services--2.5%
   150,600    America Online Inc.*.......     5,647,500
   100,000    Gartner Group, Inc.*.......     4,787,500
                                           ------------
                                             10,435,000
                                           ------------
              Apparel & Textiles--9.0%
    87,800    Baby Superstore Inc.*......     5,004,600
   200,000    Gucci Group NV*............     7,775,000
   128,500    Jones Apparel Group,
                Inc.*....................     5,059,688
   120,000    Nautica Enterprises,
                Inc.*....................     5,250,000
   119,200    NIKE, Inc..................     8,299,300
   149,300    Tommy Hilfiger Corp.*......     6,326,587
                                           ------------
                                             37,715,175
                                           ------------
              HOUSING--1.1%
              Homebuilders--1.1%
   139,000    Pulte Corp.................     4,673,875
                                           ------------
              TECHNOLOGY SECTOR--12.4%
              Computer Hardware--1.8%
    72,397    Silicon Graphics Inc.*.....     1,990,917
   120,000    Sun Microsystems, Inc.*....     5,475,000
                                           ------------
                                              7,465,917
                                           ------------

See Notes to Financial Statements.

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND

                                               Value
 Shares               Description             (Note 1)
 ------               -----------             --------
              Computers-Software--10.6%
    75,000    Adobe Systems, Inc.........  $  4,650,000
   180,000    Cadence Design Systems,
                Inc.*....................     7,560,000
   239,900    Mentor Graphics Corp.*.....     4,378,175
   112,999    Oracle Systems Corp.*......     4,788,333
    90,700    Parametric Technology
                Corp.*...................     6,031,550
    90,000    Sterling Software, Inc.*...     5,613,750
   213,100    Symantec Corp.*............     4,954,575
   170,700    Synopsys, Inc.*............     6,486,600
                                           ------------
                                             44,462,983
                                           ------------
              Total common stocks
                (cost $313,012,274)......   406,128,157
                                           ------------

Principal
  Amount
  (000)
----------
              SHORT-TERM INVESTMENTS--6.1%
              Commercial Paper--6.1%
              Philip Morris Capital Corp.
$   21,086    5.80%, 1/2/96..............    21,082,603
              UBS Finance Delaware, Inc.
     4,415    5.80%, 1/2/96..............     4,414,288
                                           ------------
                                             25,496,891
                                           ------------
              Other
              Seven Seas Money Market
                Fund
        65    5.38%......................        65,241
                                           ------------
              Total short-term
                investments
                (cost $25,562,132; Note
                4).......................    25,562,132
                                           ------------
              Total Investments--102.8%
                (cost $338,574,406)......   431,690,289
              Liabilities in excess of
                other
                assets--(2.8%)...........   (11,702,005)
                                           ------------
              Net Assets--100%...........  $419,988,284
                                           ------------
                                           ------------

---------------
* Non-income producing security.
ADR--American Depository Receipt.

See Notes to Financial Statements.

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Statement of Assets and Liabilities

Assets                                                                                   December 31, 1995
                                                                                         -----------------
Investments, at value (cost $338,574,406).............................................     $ 431,690,289
Cash..................................................................................            33,356
Receivable for investments sold.......................................................         1,213,090
Receivable for Fund shares sold.......................................................           915,008
Dividends and interest receivable.....................................................           100,061
Deferred expenses and other assets....................................................             3,693
                                                                                         -----------------
    Total assets......................................................................       433,955,497
                                                                                         -----------------
Liabilities
Payable for investments purchased.....................................................        11,921,117
Payable for Fund shares reacquired....................................................         1,117,930
Accrued expenses and other liabilities................................................           312,604
Due to Manager........................................................................           329,358
Due to Distributor....................................................................           262,706
Directors fees' payable...............................................................            23,498
                                                                                         -----------------
    Total liabilities.................................................................        13,967,213
                                                                                         -----------------
Net Assets............................................................................     $ 419,988,284
                                                                                         -----------------
                                                                                         -----------------
Net assets were comprised of:
  Common stock, at par................................................................     $     285,885
  Paid-in capital in excess of par....................................................       313,327,241
                                                                                         -----------------
                                                                                             313,613,126
  Accumulated net investment loss (comprised of equalization debits of $25,587).......           (25,587)
  Accumulated net realized gain on investments........................................        13,284,862
  Net unrealized appreciation on investments..........................................        93,115,883
                                                                                         -----------------
  Net assets, December 31, 1995.......................................................     $ 419,988,284
                                                                                         -----------------
                                                                                         -----------------
Class A:
  Net asset value and redemption price per share
    ($124,339,879 / 8,191,064 shares of common stock issued and outstanding)..........            $15.18
  Maximum sales charge (5% of offering price).........................................               .80
                                                                                         -----------------
  Maximum offering price to public....................................................            $15.98
                                                                                         -----------------
                                                                                         -----------------
Class B:
  Net asset value, offering price and redemption price per share
    ($290,751,349 / 20,059,552 shares of common stock issued and outstanding).........            $14.49
                                                                                         -----------------
                                                                                         -----------------
Class C:
  Net asset value, offering price and redemption price per share
    ($4,897,056 / 337,868 shares of common stock issued and outstanding)..............            $14.49
                                                                                         -----------------
                                                                                         -----------------

See Notes to Financial Statements.

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Statement of Operations

                                         Year Ended
                                        December 31,
Net Investment Loss                         1995
                                        ------------
Income
  Dividends (net of foreign
    withholding taxes
    of $26,671).......................  $ 1,033,010
  Interest............................    1,275,674
                                        ------------
    Total investment income...........    2,308,684
                                        ------------
Expenses
  Management fees.....................    3,593,831
  Distribution fee--Class A...........      189,732
  Distribution fee--Class B...........    2,655,967
  Distribution fee--Class C...........       29,607
  Transfer agent's fees and
  expenses............................      667,000
  Custodian's fees and expenses.......      139,000
  Reports to shareholders.............      119,000
  Registration fees...................       97,000
  Directors' fees and expenses........       80,000
  Audit fees and expenses.............       32,000
  Legal fees and expenses.............       25,000
  Miscellaneous.......................       35,056
                                        ------------
    Total expenses....................    7,663,193
                                        ------------
Net investment loss...................   (5,354,509 )
                                        ------------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
  transactions........................   37,652,628
Net increase in unrealized
  appreciation of
  investments.........................   68,899,944
                                        ------------
Net gain on investments...............  106,552,572
                                        ------------
Net Increase in Net Assets
Resulting from Operations.............  $101,198,063
                                        ------------
                                        ------------

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Statement of Changes in Net Assets

                                   Year Ended,
                                   December 31,
Increase (Decrease)       ------------------------------
in Net Assets                 1995             1994
                          -------------    -------------
Operations
  Net investment loss...  $  (5,354,509)   $  (4,194,662)
  Net realized gain
    (loss) on
    investment
    transactions........     37,652,628      (10,112,242)
  Net change in
    unrealized
    appreciation/depreciation
    on investments......     68,899,944      (23,327,641)
                          -------------    -------------
  Net increase
    (decrease) in
    net assets resulting
    from operations.....    101,198,063      (37,634,545)
                          -------------    -------------
Net equalization
  debits................        (25,587)              --
                          -------------    -------------
Distributions to
  shareholders from net
  realized gains on
  investments
    Class A.............     (3,870,372)      (2,241,607)
    Class B.............     (9,969,062)      (6,139,536)
    Class C.............       (145,786)              --
                          -------------    -------------
                            (13,985,220)      (8,381,143)
                          -------------    -------------
Fund share transactions
  (Note 5)
  (Net of share
  conversions)
  Net proceeds from
    shares subscribed...    497,447,785      272,635,593
  Net asset value of
    shares
    issued to
    shareholders in
    reinvestment of
    distributions.......     12,582,750        7,514,870
  Cost of shares
    reacquired..........   (523,457,280)    (238,413,707)
                          -------------    -------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions........    (13,426,745)      41,736,756
                          -------------    -------------
Total increase
  (decrease)............     73,760,511       (4,278,932)
Net Assets
Beginning of year.......    346,227,773      350,506,705
                          -------------    -------------
End of year.............  $ 419,988,284    $ 346,227,773
                          -------------    -------------
                          -------------    -------------

See Notes to Financial Statements.

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Notes to Financial Statements

   Nicholas-Applegate Growth Equity Fund (the ``Fund'') is currently the only series of Nicholas-Applegate Fund, Inc. The Fund commenced operations as a closed-end, diversified management investment company on April 9, 1987. On June 7, 1991, the Fund ceased operations as a closed-end investment company. Effective June 10, 1991, trading in the Fund's shares was discontinued on the New York Stock Exchange and the Fund commenced operations as an open-end, diversified management investment company.

   The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and in securities convertible into or exercisable for common stocks (such as convertible preferred stocks, convertible debentures and warrants), the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500.

Note 1. Accounting           The following is a summary
Policies                     of significant accounting
                             policies followed by the
                             Fund in
the preparation of its financial statements.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales price. If there are no sales on the date of valuation, then investments are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities are valued at amortized cost.

   In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

   Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited to undistributed net investment income or loss. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.

Dividends and Distributions: Dividends from net investment income and distributions of net capital gains in excess of capital loss carryforwards, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no tax provision is required.

   Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination,
                                                          --------------
Disclosure, and Financial Statement Presentation of Income Capital Gain, and
----------------------------------------------------------------------------
Return of Capital Distributions by Investment Companies. For the year ended
--------------------------------------------------------
December 31, 1995 the fund decreased accumulated net investment loss by $5,354,509, and decreased paid-in capital $5,354,509 due to the Fund experiencing a net investment loss during the year. Net realized gains and net assets were not affected by this change.

Note 2. Agreements            The Fund has a management
                              agreement with Prudential Mutual Fund Management,
Inc. (``PMF''). Pursuant to the management agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with Nicholas-Applegate Capital Management (``NACM''); NACM furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of the subadviser, the compensation of officers of the Fund who are employees of PMF, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

   The management fee paid PMF is computed daily and payable monthly at an annual rate of .95% of the average daily net assets of the Fund. PMF pays NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. During the year ended December 31, 1995 PMF earned $3,593,831, in management fees of which it paid $2,839,126 to NACM under the foregoing agreements.

   The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Prudential Securities Incorporated (``PSI'') is distributor of the Class B shares and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Effective January 2, 1996, PSI became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD.

   Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the year ended December 31, 1995 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, B and C Plans were .17 of 1% of average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 1995.

   PMFD has advised the Fund that it has received approximately $301,000 in front-end sales charges resulting from sales of Class A shares for the year ended December 31, 1995. From these fees, PMFD paid such sales charges to PSI and PRUCO Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

   PSI advised the Fund that for the year ended December 31, 1995, it received approximately $979,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

   PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and (``Prusec'') are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America. (``Prudential'')

Note 3. Other                 Prudential Mutual Fund Ser-
Transactions                  vices, Inc. (``PMFS''), a
with Affiliates               wholly-owned subsidiary of
                              PMF, serves as the Fund's transfer agent. During
the year ended December 31, 1995, the Fund incurred fees of approximately $538,000 for the services of PMFS, of which approximately $46,000 was owed as of December 31, 1995. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to non-affiliates.

Note 4. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the year ended
December 31, 1995 aggregated $382,497,020 and $418,766,840 respectively.

   The Federal income tax basis of the Fund's investments at December 31, 1995 was substantially the same as the basis for financial reporting, and, accordingly, net unrealized appreciation for federal income tax purposes was $93,115,883 (gross unrealized appreciation--$96,387,729; gross unrealized depreciation--$3,271,846).

   The Fund utilized its capital loss carryforward of approximately $6,662,100 to offset the Fund's net taxable gains realized and recognized in the fiscal year ended December 31, 1995.

Note 5. Capital               The Fund offers Class A,
                              Class B and Class C shares. Class A shares are
sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis appproximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

   The Fund has authorized 100 million shares of common stock at $.01 par value per share equally divided into three classes, designated Class A, Class B and Class C shares.

   Transactions in shares of common stock were as follows:


Class A                           Shares          Amount
-------                         -----------    -------------
Year ended
  December 31, 1995:
Shares sold...................   24,651,915    $ 348,256,276
Shares issued in reinvestment
  of distributions............      215,625        3,115,781
Shares reacquired.............  (25,323,931)    (359,037,322)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................     (456,391)      (7,665,265)
Shares issued upon conversion
  from Class B................    1,302,983       16,471,726
                                -----------    -------------
Net increase in shares
  outstanding.................      846,592    $   8,806,461
                                -----------    -------------
                                -----------    -------------
Year ended December 31, 1994:
Shares sold...................    9,749,098    $ 119,625,967
Shares issued in reinvestment
  of distributions............      123,315        1,648,716
Shares reacquired.............   (9,727,612)    (119,377,898)
                                -----------    -------------
Net increase in shares
  outstanding.................      144,801    $   1,896,785
                                -----------    -------------
                                -----------    -------------

Class B
-------
Year ended
  December 31, 1995:
Shares sold...................   10,704,150    $ 145,320,817
Shares issued in reinvestment
  of distributions............      675,282        9,325,642
Shares reacquired.............  (12,198,113)    (163,546,779)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................     (818,681)      (8,900,320)
Shares reacquired upon
  conversion into Class A.....   (1,354,574)     (16,471,726)
                                -----------    -------------
Net decrease in shares
  outstanding.................   (2,173,255)   $ (25,372,046)
                                -----------    -------------
                                -----------    -------------
Year ended December 31, 1994:
Shares sold...................   12,516,034    $ 151,864,589
Shares issued in reinvestment
  of distributions............      451,938        5,866,154
Shares reacquired.............   (9,919,867)    (119,007,485)
                                -----------    -------------
Net increase in shares
  outstanding.................    3,048,105    $  38,723,258
                                -----------    -------------
                                -----------    -------------

Class C                           Shares          Amount
-------                         -----------    -------------
Year ended
  December 31, 1995:
Shares sold...................      297,211    $   3,870,692
Shares issued in reinvestment
  of distributions............       10,241          141,327
Shares reacquired.............      (64,764)        (873,179)
                                -----------    -------------
Net increase in shares
  outstanding.................      242,688    $   3,138,840
                                -----------    -------------
                                -----------    -------------
August 1, 1994* through
  December 31, 1994:
Shares sold...................       97,636    $   1,145,037
Shares reacquired.............       (2,456)         (28,324)
                                -----------    -------------
Net increase in shares
  outstanding.................       95,180    $   1,116,713
                                -----------    -------------
                                -----------    -------------

---------------
* Commencement of offering of Class C shares.

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Financial Highlights


                                                            Class A(a)
                                     ---------------------------------------------------------
                                                      Year Ended December 31,
                                     ---------------------------------------------------------
                                       1995        1994        1993        1992         1991
                                     --------     -------     -------     -------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period...........................  $  11.99     $ 13.56     $ 12.77     $ 11.73     $  10.19
                                     --------     -------     -------     -------     --------
Income from investment
  operations(b):
Net investment loss................     (0.11)      (0.07)      (0.07)      (0.07)       (0.10)
Net realized and unrealized gain
  (loss) on investment
  transactions.....................      3.82       (1.19)       2.63        1.11         5.50
                                     --------     -------     -------     -------     --------
  Total from investment
  operations.......................      3.71       (1.26)       2.56        1.04         5.40
                                     --------     -------     -------     -------     --------
Less distributions:
Distributions from net realized
  gains from investment
  transactions.....................     (0.52)      (0.31)      (1.77)         --        (3.86)
                                     --------     -------     -------     -------     --------
  Total distributions..............     (0.52)      (0.31)      (1.77)         --        (3.86)
                                     --------     -------     -------     -------     --------
Net asset value, end of period.....  $  15.18     $ 11.99     $ 13.56     $ 12.77     $  11.73
                                     --------     -------     -------     -------     --------
                                     --------     -------     -------     -------     --------
TOTAL RETURN(d):...................     31.20%      (9.53)%     20.26%       8.87%       55.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....  $124,340     $88,069     $97,596     $84,169     $ 63,028
Average net assets (000)...........  $109,740     $93,620     $90,332     $74,005     $104,819
Ratios to average net assets:
  Expenses, including distribution
    fee............................      1.44%       1.49%(f)    1.42%(f)    1.54%(f)     1.94%(e)(f)
  Expenses, excluding distribution
  fee..............................      1.27%       1.32%(f)    1.30%(f)    1.44%(f)     1.90%(f)
  Net investment loss..............     (0.83)%     (0.59)%     (0.53)%     (0.63)%      (0.83)%
For Class A, B and C shares:
Portfolio turnover rate(c).........       106%        110%        112%        107%         115%
Average commission rate paid per
  share                                $.0592         N/A         N/A         N/A          N/A

---------------
 (a) Prior to June 10, 1991, the Fund was organized as a closed-end fund. On June 10, 1991, the Fund was re-organized as an open-end Fund and commenced offering of Class A and B shares.
 (b) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
 (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (d) Total return includes reinvestment of dividends and does not consider the effects of sales loads.
 (e) Ratios of expenses, before loan interest, commitment fees and nonrecurring expenses were 1.71% and 3.46% for Class A and Class B shares, repectively.
 (f) Current year amounts have been restated from prior periods presentation.

See Notes to Financial Statements.

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Financial Highlights

                                                          Class B(b)                                           Class C
                               ----------------------------------------------------------------     -----------------------------
                                                                                     June 10,                       August 1,
                                                                                       1991                          1994(d)
                                           Year Ended December 31,                   Through         Year Ended      Through
                               -----------------------------------------------     December 31,     December 31,   December 31,
                                 1995         1994         1993         1992           1991             1995           1994
                               --------     --------     --------     --------     ------------     ------------   ------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
  period.....................  $  11.56     $  13.18     $  12.56     $  11.65       $  12.43         $  11.56       $  11.62
                               --------     --------     --------     --------     ------------     ------------   ------------
Income from investment
  operations(c):
Net investment loss..........     (0.22)       (0.17)       (0.18)       (0.16)         (0.08)           (0.22)         (0.05)
Net realized and unrealized
  gain (loss) on investment
  transactions...............      3.67        (1.14)        2.57         1.07           3.16             3.67          (0.01)
                               --------     --------     --------     --------     ------------     ------------   ------------
  Total from investment
  operations.................      3.45        (1.31)        2.39         0.91           3.08             3.45          (0.06)
                               --------     --------     --------     --------     ------------     ------------   ------------
Less distributions:
Distributions from net
  realized gains from
  investment transactions....     (0.52)       (0.31)       (1.77)          --          (3.86)           (0.52)            --
                               --------     --------     --------     --------     ------------     ------------   ------------
  Total distributions........     (0.52)       (0.31)       (1.77)          --         (3.86)            (0.52)            --
                               --------     --------     --------     --------     ------------     ------------   ------------
Net asset value, end of
  period.....................  $  14.49     $  11.56     $  13.18     $  12.56       $  11.65         $  14.49       $  11.56
                               --------     --------     --------     --------     ------------     ------------   ------------
                               --------     --------     --------     --------     ------------     ------------   ------------
TOTAL RETURN(e):.............     30.11%      (10.20)%      19.21%        7.81%         26.82%           30.11%         (0.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)......................  $290,751     $257,059     $252,911     $123,306       $ 12,877         $  4,897       $  1,100
Average net assets (000).....  $265,597     $261,285     $179,456     $ 80,531       $  1,922         $  2,961       $    225
Ratios to average net assets:
  Expenses, including
    distribution fee.........      2.27%        2.32%(g)     2.30%(g)     2.44%(g)       3.77%(a)(f)(g)   2.27%          6.23%(a)(g)

  Expenses, excluding
  distribution fee...........      1.27%        1.32%(g)     1.30%(g)     1.44%(g)       2.77%(a)(g)      1.27%          5.23%(a)(g)

  Net investment loss........     (1.66)%      (1.39)%      (1.40)%      (1.56)%        (3.17)%(a)       (1.63)%        (3.36)%(a)

---------------
 (a) Annualized.
 (b) Prior to June 10, 1991, the Fund was organized as a closed-end fund.
     On June 10, 1991, the Fund was re-organized as an open-end Fund and commenced offering of Class A and B shares.
 (c) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering except 1994 for Class C shares.
 (d) Commencement of offering Class C shares.
 (e) Total return includes reinvestment of dividends and does not consider the effects of sales loads. Total returns for periods of less than one year are not annualized.
 (f) Ratios of expenses, before loan interest, commitment fees and nonrecurring expenses were 1.71% and 3.46% for Class A and Class
     B shares, respectively.
 (g) Current year amounts have been restated from prior periods presentation.

See Notes to Financial Statements.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Nicholas-Applegate Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Nicholas-Applegate Growth Equity Fund, the only series of Nicholas-Applegate Fund, Inc., including the portfolio of investments, as of December 31, 1995, and the related statement of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of Nicholas-Applegate Growth Equity Fund for the year ended December 31, 1994, and the financial highlights for each of the four years in the period then ended for Class A shares, and for each of the three years in the period then ended and for the period from June 10, 1991 (commencement of investment operations) to December 31, 1991 for Class B shares, and for the period from August 1, 1994 (commencement of investment operations) to December 31, 1994 for Class C shares, were audited by other auditors whose report dated February 8, 1995 expressed an unqualified opinion on those financial statements and financial highlights.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas-Applegate Growth Equity Fund as of December 31, 1995, the results of its operations the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.



ERNST & YOUNG LLP

Los Angeles, California
February 5, 1996

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) FINANCIAL STATEMENTS:

    (1) Financial Statements included in the Prospectus constituting Part A of this Registration Statement:

     Selected Per Share Data and Ratios.

    (2) (a) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

     Statement of Assets and Liabilities as of December 31, 1995

     Statement of Operations for the Year Ended December 31, 1995

     Statement of Changes in Net Assets for the Years Ended December 31, 1995 and 1994

     Notes to Financial Statements

     Financial Highlights

     Auditors Report of (of Ernst & Young LLP) dated February   , 1996 with
     respect to the fiscal year ended December 31, 1995

  (b) EXHIBITS:

     1. (a) Articles of Amendment and Restatement of Charter of Registrant. (Incorporated by reference to Exhibit 1.1 to Registration Statement on Form N-2, File No. 33-11709 filed on February 3, 1987.)

     (b) Articles of Amendment of Charter of Registrant. (Incorporated by reference to Exhibit 1.2 to Registration Statement on Form N-2, File No. 33-11709, filed on April 29, 1988.)

     (c) Certificate of Correction. (Incorporated by reference to Exhibit
     1.3 to Registration Statement on Form N-2, No. 33-11709, filed on April 29, 1988.)

     (d) Articles of Amendment of Charter (Incorporated by reference to Exhibit 1.4 to Amendment No. 1, Registration Statement on Form N-2, File No. 33-11709, filed on April 12, 1990.)

     (e) Articles of Amendment of Charter of the Registrant. (Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 1, to the Registration Statement on Form N-1A, File No. 33-38461, filed on December 11, 1991.)

     (f) Articles of Amendment of Charter of the Registrant. (Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

     2. (a) Amended and Restated By-Laws of the Registrant. (Incorporated by reference to Exhibit 2.1 to Registration Statement on Form N-2, File No. 33-11709, filed on February 3, 1987.)

     (b) Amended By-Laws of Registrant. (Incorporated by reference to
     Exhibit 2(b) of Pre-effective Amendment No. 1 to Registration Statement on Form N-1A, File No. 33-38461, filed on May 6, 1991.)

     3. Not Applicable.

     4. (a) Specimen stock certificates for Class A shares. (Incorporated by reference to Exhibit 4(a) of Pre-effective Amendment No. 1 to Registration Statement on Form N-1A, File No. 33-38461, filed on May 6, 1991.)

     (b) Specimen stock certificates for Class B shares. (Incorporated by reference to Exhibit 4(b) of Pre-effective Amendment No. 1 to Registration Statement on Form N-1A, File No. 33-38461, filed on May 6, 1991.)

     5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. (Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 1, to Registration Statement on Form N-1A, File No. 33-38461, filed on December 11, 1991.)

     (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. (Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1, to Registration Statement on Form N-1A, File No. 33-38461, filed on December 11, 1991.)

     6. (a) Distribution Agreement for Class A Shares between the Registrant and Prudential Mutual Fund Distributors, Inc. (Incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

     (b) Distribution Agreement for Class B Shares between the Registrant and Prudential Securities Incorporated. (Incorporated by reference to Exhibit 6(f) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

     (c) Distribution Agreement for Class C Shares between the Registrant and Prudential Securities Incorporated. (Incorporated by reference to Exhibit 6(g) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

     (d) Amendment to Distribution Agreements.*

     7. Not Applicable.

     8. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Exhibit 9.1 to Registration Statement on Form N-2, File No. 33-11709, filed on February 3, 1987.)

     (b) Addendum to Custodian Contract between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Exhibit 8(b) to Registration Statement on Form N-1A, File No. 33-38461, filed on May 6, 1991.)

     9. (a) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. (Incorporated by reference to
        Exhibit 9(a) to Post-Effective Amendment No. 1, to Registration Statement on Form N-1A, File No. 33-38461, filed on December 11, 1991.)

    10. Opinion and consent of Piper & Marbury, Maryland counsel to the Registrant. (Incorporated by reference to Exhibit 10 to Pre-effective Amendment No. 1 to Registration Statement on Form N-1A, File No. 33-38461, filed on May 6, 1991.)

    11. (a) Consent of Coopers & Lybrand LLP.* (b) Consent of Ernst & Young
        LLP.*

    12. Not Applicable.

    13. Subscription Agreement between the Registrant and Arthur E. Nicholas and Fred C. Applegate (Incorporated by reference to Exhibit 4 to Pre-effective Amendment No. 4 on Form N-2, File No. 33-11709, filed on April 13, 1987.)

    14. Not Applicable.

    15. (a) Distribution and Service Plan for Class A Shares. (Incorporated by reference to Exhibit 15(e) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

     (b) Distribution and Service Plan for Class B Shares. (Incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

     (c) Distribution and Service Plan for Class C Shares. (Incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

    16. (a) Schedule of Computation of Performance Quotations. (Incorporated by reference to Exhibit 16(a) to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 3, 1993).

     (b) Schedule of Calculation of Aggregate Total Return for Class A and Class B shares. (Incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 3, 1993).

    17. Financial Data Schedules.*
---------
*Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  Fred C. Applegate, Arthur B. Laffer and Charles E. Young, members of the Board of Directors of Registrant, also comprise all of the members of the Board of Trustees of Nicholas-Applegate Mutual Funds, a registered investment company. Accordingly, Registrant and Nicholas-Applegate Mutual Funds may be deemed to be under common control.

  Arthur E. Nicholas, Dann V. Angeloff, and Theodore J. Coburn, members of the Board of Directors of Registrant, are also members of the Board of Trustees of Nicholas-Applegate Investment Trust, a registered investment company. As they constitute 50% of the members of such Board of Trustees, and all of the assets of Nicholas-Applegate Mutual Funds are invested in Nicholas-Applegate Investment Trust, Registrant and Nicholas-Applegate Investment Trust may be deemed to be under common control.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

  As of February 9, 1996 there were 15,491, 38,101 and 480 record holders of Class A, Class B and Class C common stock, $.01 par value per share, of the Registrant, respectively.

ITEM 27. INDEMNIFICATION.

  Section 9 of the Management Agreement filed herewith as Exhibit 5A generally provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Registrant in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or for willfull misfeasance, bad faith, gross negligence or reckless disregard of duty. See "Manager" in the Statement of Additional Information.

  Under Section 5 of the Subadvisory Agreement filed herewith as Exhibit 5B the Investment Adviser is provided with indemnification by the Registrant against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Subadvisory Agreement or otherwise as an Investment Adviser of the Registrant; provided, however, that no indemnification shall be provided by the Registrant with respect to any liability of the Investment Adviser to the Registrant or its shareholders by reason of the willful misfeasance, bad faith or gross negligence in the performance of the Investment Adviser's duties, by reason of its reckless disregard of its duties and obligations or by reason of its breach of fiduciary duty under the Subadvisory Agreement. See "Investment Adviser" in the Statement of Additional Information.

  Indemnification of PMFD and Prudential Securities (the "Distributors"), the Distributors of the Class A and Class B Common Stock, respectively, of the Fund, is provided in Section 10 of the Distribution Agreements filed herewith as Exhibits 6A and 6B, respectively, which provision provides that the Fund will indemnify the named Distributor and its officers, directors, and control persons for any and all claims, demands, liabilities and expenses which any of them may incur for untrue statements of fact, or omissions to state a material fact, in the Registrant's Registration Statement or Prospectus. such indemnification is only afforded such Distributor or its officers, directors and control persons if a determination is made that the person to be indemnified was not liable by reason of willful misfeasance, bad faith or gross negligence in the performance of such person's duties or by reason of its reckless disregard of such person's obligations under the Distributor's Distribution Agreement with the Fund.

  Liability of the Registrant's custodian, State Street Bank and Trust Company, is limited under Section 3.10 of the Custodian Agreement filed herewith as Exhibit 8A.

  Indemnification of the Registrant's transfer agent, Prudential Mutual Fund Services, Inc. ("PMFS"), is provided in Article 5 of the Transfer Agent Agreement filed herewith as Exhibit 9. In Section 5.01 of Article 5 of the Transfer Agent Agreement, the Fund has agreed to indemnify PMFS for, and hold it harmless from, any losses, damages, costs, expenses and liability arising out of or attributable to: (i) the actions of PMFS or its agents and subcontractors taken pursuant to the Transfer Agent Agreement (provided that such actions are taken in good faith and without negligence or willful misconduct); (ii) the Fund's failure to perform its obligations under the Transfer Agent Agreement; (iii) the reliance by PMFS or its agents on information, records or documents received by PMFS from or on behalf of the Fund; (iv) the reliance by PMFS on any instructions or requests of the Fund; or (v) the offer or sale of shares of the Fund in violation of any registration requirements imposed under Federal or applicable state securities laws.

  The Registrant, its officers and directors, and the Investment Adviser are insured under an errors and omissions liability insurance policy which, generally, covers claims by the Registrant's shareholders based on negligent acts by the insureds, negligent failure to discover dishonest acts and the costs and expenses of defending those claims. Such insurance does not protect nor purport to protect the insured parties from liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of such person's commission of fraud, dishonesty or malicious acts or omissions or any willful breach of duty, neglect, misstatement, misleading statement or other act done or wrongfully attempted in the performance of such person's duties.

  Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director who is made a party to any proceeding by reason of his or her service as a director, except in circumstances where the director acted in bad faith or with active and deliberate dishonesty, or the director received an improper personal benefit, or in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. The indemnification afforded a director may be made with respect to judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with the proceeding. However, if the proceeding was won by or in the right of the corporation, indemnification may not be made in respect to any proceeding in which the director shall have been adjudicated to be liable to the corporation. The indemnification and advancement of expenses provided or authorized by Section 2-418 of the Maryland General

Corporation Law are not exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, bylaws, a resolution of shareholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. A corporation, in addition, may indemnify and advance expenses to an officer, employee or agent who is not a director to the same extent that it may indemnify directors under Section 2-418 of the Maryland General Corporation Law. Section 10 of Article Eighth of the Registrant's Charter filed herewith as Exhibit 1A provides the Directors and officers of the Registrant with affirmative indemnification rights to the fullest extent provided by Maryland law or of any other applicable jurisdiction consistent with applicable law.

  In addition, Section 2-405.2 of the Maryland General Corporation Law provides that the charter of a corporation may include any provision expanding or limiting the liability of the corporation's directors and officers to the corporation or its shareholders for money damages except (i) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received or (ii) to the extent that a judgment or other financial adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. Section 12 of Article Eighth of the Registrant's Charter filed herewith as Exhibit 1A limits the personal liability of the Directors and officers of the Registrant for money damages to the fullest extent permitted by Maryland law, but does not protect any director or officer against any liability which such person would otherwise be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

  Notwithstanding the provisions of the Registrant's Charter which provide or purport to provide affirmative indemnification rights to the officers and directors of the Registrant, consistent with the applicability of Section 17(h) of the Investment Company Act of 1940, as amended, to the Registrant and its activities, such Charter provisions will not be construed to protect the officers and directors of the Registrant against any liability that any such person may otherwise be subject to by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

  Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit of proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
         (a) PRUDENTIAL MUTUAL FUND MANAGEMENT, INC.

  See "How the Fund Is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104, filed on March 30, 1995).

  The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is One Seaport Plaza, New York, NY 10292.

 NAME AND ADDRESS    POSITION WITH PMF              PRINCIPAL OCCUPATIONS
 ----------------    -----------------              ---------------------
 Brendan D. Boyle    Executive Vice            Executive Vice President,
                     President,                 Director of Marketing and
                     Director of Marketing      Director, PMF; Senior Vice
                     and Director               President, Prudential
                                                Securities Incorporated
                                                (Prudential Securities);
                                                Chairman and Director of
                                                Prudential Mutual Fund
                                                Distributors, Inc. (PMFD).
 Stephen P. Fisher   Senior Vice President     Senior Vice President, PMF;
                                                Senior Vice President,
                                                Prudential Securities; Vice
                                                President, PMFD
 Frank W. Giordano   Executive Vice President, Executive Vice President,
                     General Counsel,           General Counsel, Secretary and
                     Secretary and Director     Director, PMF and PMFD; Senior
                                                Vice President, Prudential
                                                Securities; Director,
                                                Prudential Mutual Fund
                                                Services, Inc. (PMFS)
 Robert F. Gunia     Executive Vice President, Executive Vice President, Chief
                     Chief Financial and        Financial and Administrative
                     Administrative Officer,    Officer, Treasurer and
                     Treasurer and Director     Director, PMF; Senior Vice
                                                President, Prudential
                                                Securities; Executive Vice
                                                President, Chief Financial
                                                Officer, Treasurer and
                                                Director, PMFD; Director, PMFS
 Theresa A. Hamacher Director                  Director, PMF; Vice President,
 Prudential Plaza                               The Prudential Insurance
 Newark, NJ 07102                               Company of America
                                                (Prudential); Vice President,
                                                The Prudential Investment
                                                Corporation (PIC)
 Timothy J. O'Brien  Director                  President, Chief Executive
 Raritan Plaza One                              Officer, Chief Operating
 Edison, NJ 08837                               Officer and Director, PMFD;
                                                Chief Executive Officer and
                                                Director, PMFS; Director, PMF
 Richard A. Redeker  President,                President, Chief Executive
                     Chief Executive Officer    Officer and Director, PMF;
                     and Director               Executive Vice President,
                                                Director and Member of
                                                Operating Committee,
                                                Prudential Securities;
                                                Director, PSG; Executive Vice
                                                President, PIC; Director,
                                                PMFD; Director, PMFS
 S. Jane Rose        Senior Vice President,    Senior Vice President, Senior
                     Senior Counsel and         Counsel and Assistant
                     Assistant Secretary        Secretary, PMF; Senior Vice
                                                President and Senior Counsel,
                                                Prudential Securities

  Nicholas-Applegate Capital Management, the Investment Adviser of the Registrant, is a registered investment adviser primarily engaged in the investment advisory business. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership, which is engaged only in the business of acting as such general partner and as general partner of certain investment limited partnerships.

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) Prudential Securities Incorporated

  Prudential Securities Incorporated is distributor for Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Special Money Market Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Government Securities Trust, Prudential Jennison Fund, Inc., The Target Portfolio Trust, Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Utility Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund) and The BlackRock Government Income Trust. Prudential Securities is also a depositor for the following unit investment trusts:

                      Corporate Investment Trust Fund
                      Prudential Equity Trust Shares
                      National Equity Trust
                      Prudential Unit Trusts
                      Government Securities Equity Trust
                      National Municipal Trust

  (b) Prudential Securities Incorporated

                         POSITIONS AND                                    POSITIONS AND
                         OFFICES WITH                                     OFFICES WITH
NAME(/1/)                UNDERWRITER                                      REGISTRANT
---------                -------------                                    ----------------
Robert C. Golden........ Executive Vice President and Director                  None
One New York Plaza
New York, NY 10292
Alan D. Hogan........... Executive Vice President, Chief Administrative         None
                          Officer and Director
Martin Pfinsgraff....... Executive Vice President, Chief Financial              None
                          Officer and Director
George A. Murray........ Executive Vice President and Director                  None
Leland B. Paton......... Executive Vice President and Director                  None
One New York Plaza
New York, NY 10292
Vincent T. Pica, II..... Director, Member of Operating Committee and            None
One New York Plaza        Executive Vice President
New York, NY 10292
Richard A. Redeker...... Executive Vice President and Director                  None
Hardwick Simmons........ Chief Executive Officer, President and Director        None
Lee B. Spencer Jr. ..... General Counsel, Executive Vice President and          None
                          Director

---------
(/1/)The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

  (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171 The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102, the Registrant, One Seaport Plaza, New York, New York 10292, and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5),
(6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Three Gateway Center, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.

ITEM 31. MANAGEMENT SERVICES

  Other than as set forth under the captions "How the Fund is Managed-- Manager" and "How the Fund is Managed-Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

  The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 1st day of March, 1996.

                      NICHOLAS-APPLEGATE FUND, INC.

                      By: /s/ Jack C. Marshall
                        ----------------------------------
                         JACK C. MARSHALL, PRESIDENT

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    SIGNATURE                         TITLE                   DATE
    ---------                         -----                   ----
/s/ Arthur E. Nicholas  Chairman and Director             March 1, 1996
-----------------
 ARTHUR E. NICHOLAS

/s/ Dann V. Angeloff    Director                          March 1, 1996
-----------------
 DANN V. ANGELOFF

/s/ Fred C. Applegate   Director                          March 1, 1996
-----------------
 FRED C. APPLEGATE

/s/ Theodore J. Coburn  Director                          March 1, 1996
-----------------
 THEODORE J. COBURN

/s/ Robert F. Gunia     Director                          March 1, 1996
-----------------
 ROBERT F. GUNIA

/s/ Arthur B. Laffer    Director                          March 1, 1996
-----------------
 ARTHUR B. LAFFER

/s/ Charles S. Young    Director                          March 1, 1996
-----------------
 CHARLES S. YOUNG

/s/ Grace Torres        Treasurer and Principal Financial March 1, 1996
-----------------        and Accounting Officer
 GRACE TORRES

  The Fund's Prospectus and Statement of Additional Information are incorporated herein by reference in their entirety from Post-Effective Amendment No.6 to Registrant's Registration Statement (File No. 33-38461) filed on May 17, 1994.

                         NICHOLAS-APPLEGATE FUND, INC.

                      POST-EFFECTIVE AMENDMENT NO. 9

                                 EXHIBIT INDEX

 EXHIBIT                                                                 PAGE
 NUMBER                      DESCRIPTION                                NUMBER
 ------                      -----------                                ------

 1(a) Articles of Amendment and Restatement of Charter of Registrant.
      (Incorporated by reference to Exhibit 1.1 to Registration
      Statement on Form N-2, File No. 33-11709 filed on February 3,
      1987.)

  (b) Articles of Amendment of Charter of Registrant. (Incorporated by reference to Exhibit 1.2 to Registration Statement on Form N-2, File No. 33-11709, filed on April 29, 1988.)

  (c) Certificate of Correction. (Incorporated by reference to Exhibit
      1.3 to Registration Statement on Form N-2, No. 33-11709, filed on April 29, 1988.)

  (d) Articles of Amendment of Charter (Incorporated by reference to Exhibit 1.4 to Amendment No. 1, Registration Statement on Form N-2, File No. 33-11709, filed on April 12, 1990.)

  (e) Articles of Amendment of Charter of the Registrant. (Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 1, to the Registration Statement on Form N-1A, File No. 33-38461, filed on December 11, 1991.)

  (f) Articles of Amendment of Charter of the Registrant. (Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

 2(a) Amended and Restated By-Laws of the Registrant. (Incorporated by reference to Exhibit 2.1 to Registration Statement on Form N-2, File No. 33-11709, filed on February 3, 1987.)

  (b) Amended By-Laws of Registrant. (Incorporated by reference to
      Exhibit 2(b) of Pre-effective Amendment No. 1 to Registration Statement on Form N-1A, File No. 33-38461, filed on May 6, 1991.)

 3    Not Applicable.

 4(a) Specimen stock certificates for Class A shares. (Incorporated by reference to Exhibit 4(a) of Pre-effective Amendment No. 1 to Registration Statement on Form N-1A, File No. 33-38461, filed on May 6, 1991.)

  (b) Specimen stock certificates for Class B shares. (Incorporated by reference to Exhibit 4(b) of Pre-effective Amendment No. 1 to Registration Statement on Form N-1A, File No. 33-38461, filed on May 6, 1991.)

 5(a) Management Agreement between the Registrant and Prudential Mutual
      Fund Management, Inc. (Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 1, to Registration Statement on Form N-1A, File No. 33-38461, filed on December 11, 1991.)

  (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. (Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1, to Registration Statement on Form N-1A, File No. 33-38461, filed on December 11, 1991.)

 6(a) Distribution Agreement for Class A Shares between the Registrant and Prudential Mutual Fund Distributors, Inc. (Incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

  (b) Distribution Agreement for Class B Shares between the Registrant and Prudential Securities Incorporated. (Incorporated by reference to Exhibit 6(f) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

  (c) Distribution Agreement for Class C Shares between the Registrant and Prudential Securities Incorporated. (Incorporated by reference to Exhibit 6(g) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

  (d) Amendment to Distribution Agreements.*

 7    Not Applicable.

 8(a) Custodian Contract between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Exhibit 9.1 to Registration Statement on Form N-2, File No. 33-11709, filed on February 3, 1987.)

  (b) Addendum to Custodian Contract between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to
      Exhibit 8(b) to Registration Statement on Form N-1A, File No. 33-38461, filed on May 6, 1991.)

 EXHIBIT                                                                  PAGE
 NUMBER                           DESCRIPTION                            NUMBER
 -------                          -----------                            ------


 9(a) Transfer Agency and Service Agreement between the Registrant and
      Prudential Mutual Fund Services, Inc. (Incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 1, to
      Registration Statement on Form N-1A, File No. 33-38461, filed on December 11, 1991.)

 10 Opinion and consent of Piper & Marbury, Maryland counsel to the Registrant. (Incorporated by reference to Exhibit 10 to Pre-effective Amendment No. 1 to Registration Statement on Form N-1A, File No. 33-38461, filed on May 6, 1991.)

 11(a) Consent of Coopers & Lybrand LLP.*

  (b) Consent of Ernst & Young LLP.*

 12    Not Applicable.

 13 Subscription Agreement between the Registrant and Arthur E. Nicholas and Fred C. Applegate (Incorporated by reference to
       Exhibit 4 to Pre-effective Amendment No. 4 on Form N-2, File No. 33-11709, filed on April 13, 1987.)

 14    Not Applicable.

 15(a) Distribution and Service Plan for Class A Shares. (Incorporated by reference to Exhibit 15(e) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

  (b) Distribution and Service Plan for Class B Shares. (Incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

  (c) Distribution and Service Plan for Class C Shares. (Incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

 16(a) Schedule of Computation of Performance Quotations. (Incorporated by reference to Exhibit 16(a) to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 3, 1993).

  (b) Schedule of Calculation of Aggregate Total Return for Class A and Class B shares. (Incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 3, 1993).

 17    Financial Data Schedules.*
---------

* Filed herewith.